                                                                   Exhibit 10.11



                                PLANTRONICS, INC.

                                   401(k) PLAN







                      ORIGINAL EFFECTIVE DATE: JUNE 1, 1968

                    RESTATEMENT EFFECTIVE DATE: APRIL 2, 2000

















WILSON SONSINI GOODRICH & ROSATI
650 PAGE MILL ROAD
PALO ALTO, CA 94304-1050
(650) 493-9300

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
ARTICLE I INTRODUCTION.........................................................  1


ARTICLE II DEFINITIONS.........................................................  2

        2.1    Account.........................................................  2
        2.2    Adjustment Factor...............................................  2
        2.3    Administrator...................................................  2
        2.4    Base Compensation...............................................  2
        2.5    Beneficiary.....................................................  3
        2.6    Board...........................................................  3
        2.7    Break in Service................................................  3
        2.8    Code............................................................  3
        2.9    Committee.......................................................  3
        2.10   Company.........................................................  3
        2.11   Company Stock...................................................  3
        2.12   Compensation....................................................  3
        2.13   Contributions...................................................  4
        2.14   Days of Service.................................................  4
        2.15   Department of Labor Regulations.................................  4
        2.16   Disability......................................................  5
        2.17   Early Retirement................................................  5
        2.18   Earnings........................................................  5
        2.19   Effective Date..................................................  5
        2.20   Eligible Employees..............................................  5
        2.21   Eligible Participant............................................  6
        2.22   Employee........................................................  6
        2.23   Employer........................................................  7
        2.24   Employer Discretionary Contributions............................  7
        2.25   Employer Matching Contributions.................................  7
        2.26   Employment Commencement Date....................................  7
        2.27   Entry Dates.....................................................  7
        2.28   ERISA...........................................................  7
        2.29   Highly Compensated Employee.....................................  7
        2.30   Hour of Service.................................................  8
        2.31   Income Tax Regulations..........................................  9
        2.32   Leased Employee.................................................  9
        2.33   Non-Highly Compensated Employee.................................  9
        2.34   Normal Retirement or Normal Retirement Date.....................  9
        2.35   Participant.....................................................  9
        2.36   Participating Employer..........................................  9
        2.37   Period of Service...............................................  9

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
        2.38   Plan............................................................ 10
        2.39   Plan Year....................................................... 10
        2.40   Qualified Matching Contributions................................ 10
        2.41   Qualified Nonelective Contributions............................. 10
        2.42   Reemployment Commencement Date.................................. 10
        2.43   Rollover Contributions.......................................... 10
        2.44   Safe Harbor Contributions....................................... 10
        2.45   Safe Harbor Matching Contributions.............................. 10
        2.46   Safe Harbor Nonelective Contributions........................... 10
        2.47   Salary Deferral Contributions................................... 10
        2.48   Section 415 Compensation........................................ 11
        2.49   Severance Date.................................................. 11
        2.50   Spouse or Surviving Spouse...................................... 12
        2.51   Trust........................................................... 12
        2.52   Trust Agreement................................................. 12
        2.53   Trustee......................................................... 12
        2.54   Valuation Date.................................................. 12
        2.55   Year of Service................................................. 12
        2.56   Other Definitions............................................... 12

ARTICLE III ELIGIBILITY........................................................ 14

        3.1    Participation................................................... 14
        3.2    Reemployment.................................................... 14
        3.3    Change in Employment Status..................................... 14
        3.4    Enrollment of Participants...................................... 14
        3.5    Erroneous Participation......................................... 14

ARTICLE IV CONTRIBUTIONS....................................................... 16

        4.1    Salary Deferral Contributions................................... 16
        4.2    Safe Harbor Nonelective Contributions........................... 16
        4.3    Safe Harbor Matching Contributions.............................. 17
        4.4    Safe Harbor Contributions Requirements.......................... 18
        4.5    Employer Matching Contributions and Qualified Matching
               Contributions................................................... 19
        4.6    Employer Discretionary and Qualified Nonelective Contributions.. 19
        4.7    Limitations on Contributions.................................... 20
        4.8    Time and Manner of Payment of Contributions..................... 20
        4.9    Receipt of Assets from Another Plan............................. 20

ARTICLE V ACCOUNTS............................................................. 21

        5.1    Participant's Accounts.......................................... 21
        5.2    Allocation of Contributions..................................... 22

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
        5.3    Allocation of Earnings.......................................... 22
        5.4    Section 415 Limitations......................................... 22
        5.5    Discrimination Testing of Salary Deferral Contributions......... 26
        5.6    Distribution of Excess Elective Deferrals....................... 31
        5.7    Discrimination Testing of Employer Matching Contributions....... 32
        5.8    Corrective Procedure for Discriminatory Matching Contributions.. 34

ARTICLE VI VESTING AND DISTRIBUTION OF ACCOUNTS................................ 37

        6.1    Vested Interest................................................. 37
        6.2    Forfeitures..................................................... 38
        6.3    Early Retirement................................................ 39
        6.4    Normal Retirement Date.......................................... 39
        6.5    Death Benefits.................................................. 39
        6.6    Termination of Employment....................................... 39
        6.7    Commencement of Distribution.................................... 39
        6.8    Special Rule for Salary Deferral Contributions, Safe Harbor
               Nonelective Contributions, Safe Harbor Matching Contributions
               and Qualified Nonelective Contributions......................... 41
        6.9    Direct Rollovers and Withholding................................ 42
        6.10   Form of Distribution............................................ 42
        6.11   Form of Benefit................................................. 43
        6.12   Minimum Distribution Requirements............................... 43
        6.13   Distribution to Minor or Incompetent............................ 47
        6.14   Beneficiary Designation......................................... 47
        6.15   Location of Participant or Beneficiary Unknown.................. 47
        6.16   Hardship Distributions.......................................... 48
        6.17   Loans........................................................... 49
        6.18   In-Service Withdrawals at Age Fifty-Nine and One-Half (59 1/2).. 50

ARTICLE VII ADMINISTRATION..................................................... 51

        7.1    Powers of the Administrator..................................... 51
        7.2    Absolute Discretion of the Administrator........................ 51
        7.3    Committee....................................................... 52
        7.4    Domestic Relations Orders....................................... 53

ARTICLE VIII LEAVES OF ABSENCE AND TRANSFERS................................... 56

        8.1    Military Leave of Absence....................................... 56
        8.2    Other Leaves of Absence......................................... 56
        8.3    Transfers....................................................... 56

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----
ARTICLE IX TRUST PROVISIONS.................................................... 58

        9.1    Trust Agreement................................................. 58
        9.2    Voting.......................................................... 58

ARTICLE X FEES AND EXPENSES.................................................... 59


ARTICLE XI AMENDMENT, TERMINATION OR MERGER.................................... 60

        11.1   Amendment....................................................... 60
        11.2   Termination of Plan............................................. 60
        11.3   Merger.......................................................... 61

ARTICLE XII ADOPTION OF PLAN BY RELATED ENTITIES............................... 62

        12.1   Adoption of the Plan............................................ 62
        12.2   Withdrawal...................................................... 62

ARTICLE XIII CLAIMS PROCEDURE.................................................. 63

        13.1   Right to File Claim............................................. 63
        13.2   Denial of Claim................................................. 63
        13.3   Claim Review Procedure.......................................... 63

ARTICLE XIV TOP-HEAVY PROVISIONS............................................... 65

        14.1   Purpose......................................................... 65
        14.2   Definitions..................................................... 65
        14.3   Minimum Allocation.............................................. 67

ARTICLE XV MISCELLANEOUS....................................................... 68

        15.1   Legal or Equitable Action....................................... 68
        15.2   Indemnification................................................. 68
        15.3   No Enlargement of Plan Rights................................... 68
        15.4   No Enlargement of Employment Rights............................. 68
        15.5   Interpretation.................................................. 68
        15.6   Governing Law................................................... 68
        15.7   Non-Alienation of Benefits...................................... 69
        15.8   No Reversion.................................................... 69
        15.9   Conflict........................................................ 69
        15.10  Severability.................................................... 70
        15.11  Conditional Restatement......................................... 70

                                    ARTICLE I
                                  INTRODUCTION

        Plantronics, Inc. maintains the Plantronics, Inc. 401(k) Plan, (the "Plan") consisting of the following provisions, for the exclusive benefit of Participants and their Beneficiaries (and for defraying reasonable administrative expenses of the Plan). The Plan was originally established effective as of June 1, 1968, and was subsequently restated on three (3) occasions. The Company further amends and restates this Plan in its entirety, including changing the name of the Plan from the Plantronics, Inc. Annual Profit Sharing/Individual Savings Plan to the Plantronics, Inc. 401(k) Plan, effective as of April 2, 2000 (except as otherwise stated herein).

        The Plan is intended to be a tax-qualified profit sharing plan and related tax-exempt trust under Code Sections 401(a) and 501(a), which includes a cash or deferred arrangement under Code Section 401(k) and provides for a matching contribution arrangement under Code Section 401(m). The Plan is also intended to provide participant-directed investment accounts in compliance with ERISA Section 404(c), and to allow for investment in Company Stock. Finally, the Plan is intended to meet certain safe harbor requirements such that it is automatically deemed to pass certain nondiscrimination testing requirements.

                                   ARTICLE II

                                   DEFINITIONS

        Wherever used in this Plan, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of the Plan, rather than such headings, shall control:

        2.1 ACCOUNT. "Account" means a Participant's interest in the Trust which may consist of any or all of the following: Salary Deferral Contributions Account, Employer Matching Contributions Account, Qualified Matching Contributions Account, Employer Discretionary Contributions Account, Qualified Nonelective Contributions Account, Rollover Contributions Account, Safe Harbor Matching Contributions Account, Safe Harbor Nonelective Contributions Account, Quarterly Plan Account, Pre-97 Employee 401(k) Contributions Account, Pre-97 Employer 401(k) Matching Contributions Account, and such other Account(s) as the Administrator shall determine. Any reference to Account in the Plan shall include reference to any or all of the above-mentioned accounts, as applicable.

        2.2 ADJUSTMENT FACTOR. "Adjustment Factor" means the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d), as applied to such items and in such manner as the Secretary of the Treasury shall provide from time to time.

        2.3 ADMINISTRATOR. "Administrator" (as defined in ERISA Section 3(16)(A)), means the Company, which also shall be a named fiduciary, within the meaning of ERISA Section 402(a)(2).

        2.4 BASE COMPENSATION

            (a) "Base Compensation" means all of an Employee's base wages as reportable on IRS Form W-2 and shall not include an Employee's profit sharing, overtime, bonuses, sales commissions, and other cash incentive payments that are subject to Federal Income tax withholdings. Base Compensation shall include only those amounts which are actually paid or made available to the Employee during the portion of the Plan Year during which the Employee was an Eligible Participant. Base Compensation shall include any amount which is contributed by the Employer pursuant to a salary deferral agreement, and which is not includable in the gross income of the Employee under Code Section 125, 402(e)(3), 402(h), or 403(b).

            (b) The annual Base Compensation of each Employee that is taken into account under the Plan shall not exceed the limit prescribed under Code Section 401(a)(17), as adjusted by the Adjustment Factor for a twelve (12)-month Plan Year (One Hundred Seventy Thousand Dollars ($170,000) for the Plan Year beginning on April 2, 2000). The Adjustment Factor in effect for a calendar year applies to the Plan Year that begins in such calendar year. If a Plan Year consists of less than twelve (12) months, then the annual Base Compensation limit shall be adjusted to an amount equal to the otherwise applicable limit for such Plan Year multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12).

            (c) The determination of the amount of Base Compensation shall be made by the Participating Employer (or its designee) who employs the Employee, in accordance with the records of the Participating Employer, and shall be conclusive.

        2.5 BENEFICIARY. "Beneficiary" means the individual person or entity who is entitled to receive benefits payable from the Plan on account of a Participant's death.

        2.6 BOARD. "Board" means the Board of Directors of the Company.

        2.7 BREAK IN SERVICE. "Break in Service" means:

            (a) A period of time commencing with an Employee's Severance Date of at least twelve (12)-consecutive months during which the Employee is not credited with any Period of Service under Section 2.37. If an Employee is absent on account of maternity or paternity leave, as described in subsection (b) below, or on account of an authorized leave of absence as described in Section
8.1 or 8.2, then the Employee will not be considered to have incurred a one
(1)-year Break in Service for the first twelve (12)-consecutive month period in which he or she would otherwise have had a one (1)-year Break in Service.

            (b) For purposes of paragraph (a) above, "maternity or paternity leave" means a period during which an Employee is absent because of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) the caring for a child by the Employee immediately after the birth or placement of the child.

        2.8 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and applicable valid Income Tax Regulations issued thereunder.

        2.9 COMMITTEE

"Committee" means the Plantronics, Inc. 401(k) Plan Committee that shall assist in the day-to-day oversight and administration of the Plan pursuant to Section 7.3.

        2.10 COMPANY. "Company" means Plantronics, Inc., and any successor by merger, consolidation or otherwise.

        2.11 COMPANY STOCK. "Company Stock" means common and/or preferred stock, as applicable, of the Company, or any successor by merger, consolidation or otherwise, that meets the requirements of "qualifying employer security" under ERISA Section 407(d)(5) and "employer securities" under Code Section 409(1).

        2.12 COMPENSATION.

            (a) "Compensation," subject to paragraphs (b) and (c) below, means all of an Employee's "wages" within the meaning of Code Section 3401(a) in connection with income tax withholding as reportable on IRS Form W-2, and all other compensation paid to the Employee by the Employer in the course of its trade or business, for which the Employer is required to furnish the Employee with a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, determined without regard to exclusions based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)) Compensation shall include only those amounts which are actually paid or made available to the Employee during the portion of the Plan Year during which the Employee was a Participant. Compensation shall include any amount which is contributed by the Employer pursuant to a salary deferral agreement and which is not includable in the gross income of the Employee under Code Section 125, 402(e)(3), 402(h) or 403(b).

            (b) The annual Compensation of each Employee that is taken into account under the Plan shall not exceed the limit prescribed under Code Section 401(a)(17), as adjusted by the Adjustment Factor for a twelve (12) month Plan Year (One Hundred Seventy Thousand Dollars ($170,000) for the Plan Year beginning on April 2, 2000). The Adjustment Factor in effect for a calendar year applies to the Plan Year that begins in such calendar year. If a Plan Year consists of less than twelve (12) months, then the annual Compensation limit shall be adjusted to an amount equal to the otherwise applicable limit for such Plan Year multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12).

            (c) The determination of the amount of Compensation shall be made by the Participating Employer (or its designee) who employs the Employee, in accordance with the records of the Participating Employer, and shall be conclusive.

        2.13 CONTRIBUTIONS

"Contributions" means Salary Deferral Contributions, Safe Harbor Nonelective Contributions, Safe Harbor Matching Contributions, Employer Matching Contributions, Qualified Matching Contributions, Employer Discretionary Contributions, and Qualified Nonelective Contributions.

        2.14 DAYS OF SERVICE. "Days of Service" means the total number of days in an Employee's service periods, whether or not such periods were completed consecutively. Days of Service shall also include the number of days in all severance periods, if any, in which:

            (a) the Employee severs from service by reason of quit, discharge or retirement, if the Employee performs an Hour of Service within twelve (12) months of the date of such severance; provided that immediately prior to such quit, discharge or retirement, the Employee was not absent from service; or

            (b) notwithstanding paragraph (a) above, the Employee severs from service by reason of quit, discharge or retirement during an absence from service of twelve (12) months or less for any reason other than a quit, discharge, retirement or death and the Employee then performs an Hour of Service within twelve (12) months of the date on which the Employee was first absent from service.

        2.15 DEPARTMENT OF LABOR REGULATIONS. "Department of Labor Regulations" means the regulations prescribed by the Secretary of Labor from time to time under ERISA.

        2.16 DISABILITY. "Disability" means the inability of the Participant, as determined by the Administrator, to perform the customary duties of the Participant's employment with an Employer for an indefinite, continuous period of time that the Administrator determines will be of long duration. The Administrator may require the Participant to submit to an examination by a licensed physician chosen by the Administrator to determine the degree and permanence of the disability, which shall be supported by medical evidence.

        2.17 EARLY RETIREMENT. "Early Retirement" means the date on which a Participant terminates employment with an Employer on or after attaining age fifty-five (55) and completing two (2) Years of Service.

        2.18 EARNINGS. "Earnings" means (a) interest, dividends, rents, royalties, net realized and unrealized gains and losses, and other income, less
(b) fees, commissions, insurance premiums and other expenses.

        2.19 EFFECTIVE DATE

"Effective Date" means April 2, 2000, except as otherwise provided herein; provided, however, that any provision of the Plan required as a result of the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Restructuring and Reform Act of 1998, or any other applicable legislation, shall be effective as of the date specified in such legislation.

        2.20 ELIGIBLE EMPLOYEES. "Eligible Employees" means all Employees of each Participating Employer, except:

            (a) Employees who are covered by a collective bargaining agreement between a union and the Employer or any employers' association under which retirement benefits were the subject of good faith bargaining, unless the agreement specifically provides for coverage of such Employees under the Plan;

            (b) Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3));

            (c) individuals employed by a corporation or other business entity which is not a Participating Employer, but which is merged or liquidated into, or whose assets are acquired by, a Participating Employer, unless the board of directors of the Participating Employer designates the Employees of such corporation or other business entity, as the case may be, as Eligible Employees under the Plan pursuant to written resolutions adopted by such board of directors at any time prior to or after such liquidation, merger or asset acquisition;

            (d) individuals who are classified as Part-Time Employees by the Employer. "Part-Time Employees" means individuals who are regularly-scheduled to work less than twenty (20) hours per week, other than those Employees who are credited with one thousand (1,000) Hours of Service in the twelve
(12)-consecutive month period measured from the date the Employee completes his or her first Hour of Service or any Plan Year which begins after the date the Employee completes his or her first Hour of Service;

            (e) individuals who are classified as Temporary Employees by the Employer. "Temporary Employees" means individuals who are employed for short-term assignments, generally three (3) months or less), other than Employees who are credited with one thousand (1,000) Hours of Service in the twelve (12)-consecutive month period measured from the date the Employee completes his or her first Hour of Service or any Plan Year which begins after the date the Employee completes his or her first Hour of Service;

            (f) Leased Employees;

            (g) individuals who are classified as Consultants by the Employer, whether or not such classification is upheld upon governmental or judicial review. "Consultants" means individuals (who may also be referred to as independent contractors) who have specialized knowledge or special skills and are retained to provide advice or assistance to the Employer and who are not Employees of the Employer;

            (h) individuals who are classified as Agency Workers by the Employer, whether or not such classification is upheld upon governmental or judicial review. "Agency Workers" means individuals who are employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project;

            (i) individuals who are classified as Interns by the Employer. "Interns" means individuals enrolled in a college and/or university employed by the Employer and designated as Interns by the Employer. An Employee who meets the foregoing criteria shall be classified as an Intern even if he or she does not receive academic course credit from his or her college or university based upon the Intern's term of employment;

            (j) individuals who are Reclassified Employees. "Reclassified Employees" means Employees who were not initially classified by the Employer as Employees, but who were subsequently reclassified as Employees by a federal, state or local group, organization or agency, or a court;

            (k) individuals who are parties to an agreement that provides that they shall not be eligible to participate in the Plan, whether or not such agreement is upheld upon governmental or judicial review; or

            (l) individuals who are not on the United States payroll of the Employer.

        2.21 ELIGIBLE PARTICIPANT. "Eligible Participant" means an Eligible Employee who meets the requirements for eligibility set forth in Sections 3.1 through 3.3 regardless of whether or not he or she has an Account under the Plan established on his or her behalf.

        2.22 EMPLOYEE. "Employee" means any person who is employed by, and designated as an employee, by the Employer, or who is a Leased Employee. If, however, Leased Employees constitute less than twenty percent (20%) of the non-highly compensated workforce (within the meaning of Code Section 414(n)(5)(C)(ii)), then the term "Employee" shall not include those Leased Employees who are covered by a money purchase pension plan providing:

            (a) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Code Section 125, 402(e)(3), 402(h), 403(b), or 408(p);

            (b) immediate participation; and

            (c) full and immediate vesting.

        2.23 EMPLOYER. "Employer" means: (a) the Company; (b) any other corporation which is a member of a controlled group of corporations (as defined under Code Section 414(b)) which includes the Company; (c) any trade or business (whether or not incorporated) which is under common control (as defined under Code Section 414(c)) with the Company; (d) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined under Code Section 414(m)) which includes the Company; and (e) any other organization or entity which is required to be aggregated with the Company pursuant to Code
Section 414(o). For purposes of the calculation of Annual Additions as set forth in Section 5.4, the determination of whether any entity is an Employer shall be made in accordance with Code Section 415(h).

        2.24 EMPLOYER DISCRETIONARY CONTRIBUTIONS. "Employer Discretionary Contributions" means Employer Contributions made by a Participating Employer under this Plan in accordance with Section 4.6.

        2.25 EMPLOYER MATCHING CONTRIBUTIONS. "Employer Matching Contributions" means Employer Contribution made under this Plan in accordance with Section 4.5.

        2.26 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer, within the meaning of Department of Labor Regulation Section 2530.200b-2(a).

        2.27 ENTRY DATES. "Entry Dates" means the first day of each fiscal quarter of the Company during the Plan Year.

        2.28 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and applicable valid Department of Labor Regulations issued thereunder.

        2.29 HIGHLY COMPENSATED EMPLOYEE.

            (a) "Highly Compensated Employee" means, for any Plan Year, an Employee in active service who meets any of the following criteria:

                (i) is, at any time during the current Plan Year or the immediately preceding Plan Year, a five percent (5%) owner (as determined under Code Section 416(i)(1)) of an Employer; or

                (ii) received aggregate Section 415 Compensation for the immediately preceding Plan Year in excess of the limit prescribed under Code
Section 414(q), as adjusted by the Adjustment Factor (Eighty-Five Thousand Dollars ($85,000) for the Plan Year beginning on April 2, 2000).

            (b) A former Employee shall be treated as a Highly Compensated Employee if:

                (i)such Employee was a Highly Compensated Employee when such Employee separated from service; or

                (ii) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

            (c) For purposes of this Section, the Section 415 Compensation of each Employee shall be determined on an aggregate basis as if all Employers were a single employer entity paying such Section 415 Compensation. All other determinations under this Section shall be made in accordance with Code Section 414(q).

        2.30 HOUR OF SERVICE. "Hour of Service" means:

            (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by an Employer for the performance of duties and for reasons other than the performance of duties; provided, however, that:

                (i)no more than five hundred and one (501) Hours of Service shall be credited on account of any single continuous period during which no duties are performed; and

                (ii) no Hours of Service shall be credited if payment was made or due:

                    (A) under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; or

                    (B) solely as reimbursement for medical or medically-related expenses incurred by the Employee.

            (b) An Employee on a leave of absence (pursuant to Section 8.1 or 8.2) shall be credited with Hours of Service equal to the number of regularly-scheduled working hours included in the period of such leave (subject to paragraph (a)(i) above).

            (c) "Hours of Service" shall, for an Employee, include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer

(such Hours of Service shall be credited for the periods to which the award or agreement pertains rather than the periods in which the award, agreement, or payment is made); provided, however, Hours of Service shall not be credited under this paragraph to the extent such credit would duplicate any hours credited above.

            (d) Hours of Service shall be credited for employment with any Employer, and shall be calculated in accordance with Department of Labor Regulation Sections 2530.200b-2(b) and (c).

        2.31 INCOME TAX REGULATIONS. "Income Tax Regulations" means the regulations prescribed by the Secretary of Treasury from time to time under the Code.

        2.32 LEASED EMPLOYEE. "Leased Employee" means any individual who, pursuant to an agreement between the Employer and any other individual, has performed services for the Employer (or for the Employer and related individuals determined in accordance with Code Section 414(n)(6)) ("Recipient Employer") on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of or control by the Recipient Employer.

        2.33 NON-HIGHLY COMPENSATED EMPLOYEE. "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

        2.34 NORMAL RETIREMENT OR NORMAL RETIREMENT DATE. "Normal Retirement" or "Normal Retirement Date" means the date on which a Participant attains age sixty-five (65).

        2.35 PARTICIPANT. "Participant" means a current or former Eligible Employee or other individual for whom an Account is maintained under the Plan.

        2.36 PARTICIPATING EMPLOYER. "Participating Employer" means the Company and any other Employer that adopts the Plan for the benefit of its Eligible Employees pursuant to Section 12.1.

        2.37 PERIOD OF SERVICE. "Period of Service" means an Employee's period of employment with the Employer, beginning with the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending with his or her Severance Date. An

Employee's Period of Service shall be determined without regard to whether he or she is a Participant or an Eligible Employee during his or her Period of Service with the Employer and shall also include those periods which do not exceed twelve (12) months during which the Employee is on a leave of absence, disabled, laid off, on sick leave, on vacation or on holiday. In addition, if an Employee ceases to be an Employee and then resumes Employee status within twelve (12) consecutive months immediately following the date of such cessation, then his or her Period of Service shall also include each day during the period following the time he or she ceases to be an Employee and ending with the day he or she again becomes an Employee. If an Employee is absent from service for any reason other than quit, discharge, retirement, or death, and during the absence ceases to be an Employee, his or her Period of Service shall also include the period between the Employee's Severance Date and the first anniversary of the date on which the Employee was first absent, if he or she again becomes an Employee before such first anniversary date. An Employee's Period of Service shall be expressed in years and portions of years and shall be measured in cumulative daily increments (including holidays, weekends, and other non-working days) with three hundred sixty-five (365) Days of Service equaling a Year of Service irrespective of whether such Year of Service was completed within a twelve (12) consecutive month period. Service shall be credited for any period of service with any Employer regardless of whether such employer was an Employer at the time the service occurred. Service shall also be credited for any individual required under Code Section 414(n) or 414(o) to be considered an employee of any employer aggregated under Code Section 414(b), (c) or (m).

        2.38 PLAN. "Plan" means the Plantronics, Inc. 401(k) Plan as set forth herein and in amendments from time to time made hereto.

        2.39 PLAN YEAR. "Plan Year" means the fifty-two/fifty-three (52/53) week period ending on the Saturday closest to (or falling on) each March 31st, which is currently the Company's fiscal year.

        2.40 QUALIFIED MATCHING CONTRIBUTIONS. "Qualified Matching Contributions" means discretionary Participating Employer Contributions under this Plan or any other tax-qualified plan of the Employer made in accordance with Section 4.5, which may be treated as Salary Deferral Contributions for purposes of the ADP test.

        2.41 QUALIFIED NONELECTIVE CONTRIBUTIONS. "Qualified Nonelective Contributions" means discretionary Participating Employer Contributions under this Plan or any other tax-qualified plan of the Employer made in accordance with Section 4.6, which may be treated as Salary Deferral Contributions for purposes of the ADP test or as Employer Matching Contributions for purposes of the ACP test.

        2.42 REEMPLOYMENT COMMENCEMENT DATE

"Reemployment Commencement Date" means the first date, following a Severance Date, on which an Employee again performs one (1) Hour of Service for the Employer.

        2.43 ROLLOVER CONTRIBUTIONS. "Rollover Contributions" means contributions under this Plan in accordance with Section 4.9.

        2.44 SAFE HARBOR CONTRIBUTIONS. "Safe Harbor Contributions" means Safe Harbor Nonelective Contributions and Safe Harbor Matching Contributions.

        2.45 SAFE HARBOR MATCHING CONTRIBUTIONS. "Safe Harbor Matching Contributions" means Participating Employer Contributions under this Plan, made in accordance with Section 4.3.

        2.46 SAFE HARBOR NONELECTIVE CONTRIBUTIONS. "Safe Harbor Nonelective Contributions" means Participating Employer Contributions under this Plan, made in accordance with Section 4.2.

        2.47 SALARY DEFERRAL CONTRIBUTIONS. "Salary Deferral Contributions" means Participating Employer Contributions under this Plan, made in accordance with Section 4.1.

        2.48 SECTION 415 COMPENSATION.

            (a) "Section 415 Compensation" means, except as set forth below, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, reimbursements, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Income Tax Regulation Section 1.62-2(c)). Section 415 Compensation includes any elective deferrals (as defined in Code Section 402(g)(3)), and any amount contributed or deferred by the Employer at the election of the Employee and not includable in the gross income of the Employee by reason of Code Section 125 or 457.

            (b) The annual Section 415 Compensation of each Employee that is taken into account under the Plan shall not exceed the limit prescribed under Code Section 401(a)(17), as adjusted by the Adjustment Factor for a twelve (12) month Plan Year (One Hundred Seventy

Thousand Dollars ($170,000) for the Plan Year beginning April 2, 2000). The Adjustment Factor in effect for a calendar year applies to the Plan Year that begins in such calendar year. If a Plan Year consists of less than twelve (12) months, then the annual Section 415 Compensation limit shall be adjusted to an amount equal to the otherwise applicable limit for such Plan Year multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12).

            (c) Section 415 Compensation shall not include the following:

                (i)Employer contributions to a plan of deferred compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or

                (iv) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

        2.49 SEVERANCE DATE. "Severance Date" means the first to occur of (a) the date on which an Employee terminates employment with a Participating Employer because he or she quits, is discharged, dies or retires; or (b) the first anniversary of the date on which the Employee is absent (with or without pay) from employment for any other reason (such as vacation, holiday, sickness, maternity or paternity leave, or layoff).

        2.50 SPOUSE OR SURVIVING SPOUSE. "Spouse" or "Surviving Spouse" means, except as may be specified in one or more of the Appendices, the spouse or surviving spouse of a Participant; provided, however, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 7.4.

        2.51 TRUST. "Trust" means the assets held in the trust maintained under
Article IX.

        2.52 TRUST AGREEMENT

"Trust Agreement" means the separate agreement entered into by and between the Company and the Trustee pursuant to which the Trust is held, administered and distributed.

        2.53 TRUSTEE. "Trustee" means the person(s) or entity named in the Trust Agreement or any successor or successors thereto, and designated by the Company to act as trustee of the Trust, in accordance with Article IX.

        2.54 VALUATION DATE. "Valuation Date" means the last day of each Plan Year and such other date(s) as the Administrator may designate from time to time.

        2.55 YEAR OF SERVICE. "Year of Service" means a Period of Service equal to three hundred sixty-five (365) Days of Service, whether or not consecutive.

        2.56 OTHER DEFINITIONS. In addition to the definitions contained in this Section, the following terms are defined in the specified Section below:

               SECTION               TERM
               -------               ----
               5.8(c)(i)             ACP Allocations
               5.5(a)(i)             Actual Deferral Percentage ("ADP")
               5.7(a)(i)             Actual Contribution Percentage ("ACP")
               5.7(a)(ii)            Aggregate Limit
               7.4(a)(i)             Alternate Payee
               5.4(a)(i)             Annual Additions
               6.12(a)(i)            Applicable Life Expectancy
               5.7(a)(iii)           Average ACP
               5.5(a)(ii)            Average ADP
               5.7(a)(iv)            Contribution Percentage Amount
               5.4(a)(ii)            Defined Contribution Dollar Limitation
               6.12(a)(ii)           Designated Beneficiary
               14.2(a)               Determination Date
               14.2(b)               Determination Period
               6.9(a)(i)             Direct Rollover
               6.9(a)(ii)            Distributee
               6.12(a)(iii)          Distribution Calendar Year
               7.4(a)(ii)            Domestic Relations Order or Order

               SECTION               TERM
               -------               ----
               5.6(a)(i)             Elective Deferrals
               6.9(a)(iii)           Eligible Retirement Plan
               6.9(a)(iv)            Eligible Rollover Distribution
               5.5(a)(iii)           Excess 401(k) Contributions
               5.4(a)(iii)           Excess Amount
               5.6(a)(ii)            Excess Elective Deferrals
               5.7(a)(v)             Excess Matching Contributions
               6.12(a)(iv)           Five Percent Owner
               5.5(c)(vii),5.6(d),   Gap Period
               5.8(f)
               7.1(j)                Investment Managers
               14.2(c)               Key Employee
               6.12(a)(v)            Life Expectancy
               5.4(a)(iv)            Limitation Year
               2.7(b)                Maternity or Paternity Leave
               5.4(a)(v)             Maximum Permissible Amount
               14.2(d)               Non-Key Employee
               4.4(a)                Notice Requirements
               5.4(a)(vi)            Other Plan
               6.12(a)(vi)           Participant's Benefit
               14.2(e)               Permissive Aggregation Group
               11.3                  Protected Benefits
               7.4(a)(iii)           Qualified Domestic Relations Order
               2.32                  Recipient Employer
               14.2(f)               Required Aggregation Group
               6.12(a)(vii)          Required Beginning Date
               7.4(d)(i))            Segregated Amounts
               6.14                  Spousal Consent
               14.2(g)               Top-Heavy Plan
               14.2(h)               Top-Heavy Ratio

                                   ARTICLE III

                                   ELIGIBILITY

        3.1 PARTICIPATION. Each Participant in the Plan on the day before the Effective Date who is an Eligible Employee on the Effective Date, shall automatically continue as an Eligible Participant on the Effective Date. Each other Eligible Employee shall become an Eligible Participant in the Plan for purposes of sharing in the allocation of Safe Harbor Nonelective Contributions and/or Employer Nonelective Contributions on the first day of the payroll period coinciding with or next following his or her Employment Commencement Date and, for purposes of all other Contributions, on the Entry Date coinciding with or next following his or her Employment Commencement Date.

        3.2 REEMPLOYMENT. If (a) a Participant, or (b) an Eligible Employee who has satisfied the requirements of Section 3.1, terminates employment with a Participating Employer and is thereafter reemployed by the Employer as an Eligible Employee, then such Eligible Employee shall become an Eligible Participant in the Plan as of the later of his or her Reemployment Commencement Date or the Entry Date on which he or she could have first become an Eligible Participant in the Plan.

        3.3 CHANGE IN EMPLOYMENT STATUS. If a Participant ceases to be an Eligible Employee, then such Employee shall be reinstated as an Eligible Participant upon again becoming an Eligible Employee. If, however, an Employee who is not, and has never been, an Eligible Employee becomes an Eligible Employee, then such Employee shall become an Eligible Participant in the Plan for purposes of sharing in the allocation of Safe Harbor Nonelective Contributions and/or Employer Nonelective Contributions on the first day of the payroll period coinciding with or next following the date he or she becomes an Eligible Employee, and for purposes of all other Contributions, on the Entry Date coinciding with or next following the date on which he or she becomes an Eligible Employee.

        3.4 ENROLLMENT OF PARTICIPANTS. Each Eligible Participant shall comply with such enrollment procedures as the Administrator may prescribe from time to time and shall make available to the Administrator and the Trustee any information they may reasonably require for such purpose. By virtue of his or her participation in the Plan, an Eligible Employee agrees, on his or her behalf and on behalf of all individuals who may make any claim arising out of, relating to, or resulting from that Eligible Employee's participation in the Plan, to be bound by all provisions of the Plan, the Trust Agreement and other related agreements.

        3.5 ERRONEOUS PARTICIPATION

            (a) Erroneous Salary Deferral Contributions. If Salary Deferral Contributions are erroneously made on behalf of an individual who is not eligible to participate in the Plan, then such Salary Deferral Contributions plus Earnings thereon shall be distributed to that individual as soon as administratively feasible after discovery of such error.

            (b) Erroneous Rollover Contributions. If a Rollover Contribution is erroneously made to the Plan by an individual who is not eligible to make a Rollover Contribution, then such Rollover Contribution plus Earnings thereon shall be distributed to that individual as soon as administratively feasible after discovery of such error.

            (c) Other Erroneous Contributions. If any Contributions (other than Salary Deferral Contributions, as set forth in paragraph (a)) are erroneously made on behalf of an individual who is not entitled to such Contributions, then such erroneously made Contributions shall be forfeited and: first, used to offset the Participating Employer's obligation to make Safe Harbor Nonelective Contributions and Safe Harbor Matching Contributions, if applicable, for the Plan Year in which the error is discovered; second, returned to the Participating Employer in accordance with Section 15.8, to the extent such Contribution is made as a result of a mistake of fact; third, used to pay administrative expenses of the Plan for the Plan Year in which the error is discovered; and fourth, used to allocate as Employer Discretionary Contributions for the Plan Year in which the error is discovered.

                                   ARTICLE IV

                                  CONTRIBUTIONS

        4.1 SALARY DEFERRAL CONTRIBUTIONS.

            (a) Subject to the limitations of Sections 5.4 and 5.5, if applicable, an Eligible Participant may elect, in accordance with the procedures established from time to time by the Administrator, to have a portion of his or her Compensation contributed to his or her Salary Deferral Contributions Account. The Participant's election shall specify the amount of his or her Compensation to be contributed, which amount shall not be less than two percent (2%) for the Plan Year beginning on April 2, 2000, and one percent (1%) for Plan Years beginning on and after April 1, 2001, and not more than fifteen percent (15%), of the Participant's Compensation for the payroll period; provided, however, in no event shall the dollar amount contributed on behalf of such Participant for any calendar year exceed the limit prescribed under Code Section 402(g)(5) (Ten Thousand Five Hundred Dollars ($10,500) in 2000). A Participant may elect to increase, decrease or discontinue Salary Deferral Contributions in such manner and at such time as the Administrator shall specify from time to time.

            (b) For purposes of the Plan, and with respect to Salary Deferral Contributions made on behalf of any Participant, such Salary Deferral Contributions shall be allocated to the Participant's Salary Deferral Contributions Account as of a given date within the Plan Year and shall relate to Compensation that would have been received by the Participant in the Plan Year but for the Participant's election to defer such Compensation.

            (c) Salary Deferral Contributions shall be at all times one hundred percent (100%) vested.

        4.2 SAFE HARBOR NONELECTIVE CONTRIBUTIONS.

            (a) For Plan Years beginning on and after the Effective Date, the Company has elected that Participating Employers shall make Safe Harbor Nonelective Contributions on behalf of each Eligible Participant for each Plan Year in an amount equal to three percent (3%) of that Eligible Participant's Base Compensation for each payroll period.

            (b) The Company may further elect that Participating Employers shall make additional Safe Harbor Nonelective Contributions pursuant to this Section for a Plan Year; provided, however, that such additional Contributions shall be allocated to the Safe Harbor Nonelective Contributions Account of each Eligible Participant in proportion to his or her Base Compensation as it relates to the aggregate Base Compensation of all Eligible Participants for such Plan Year.

            (c) Safe Harbor Nonelective Contributions shall be at all times one hundred percent (100%) vested.

            (d) If the provisions of Section 4.4 are met for a Plan Year, the Plan will be deemed to satisfy the ADP test in Section 5.5 for the Plan Year. Notwithstanding the foregoing, this Plan will not be deemed to satisfy the ADP test in Section 5.5 for any Plan Year in which an Eligible Participant is covered under another defined contribution plan maintained by the Employer that uses the provisions of this Section to comply with the ADP test.

        4.3 SAFE HARBOR MATCHING CONTRIBUTIONS.

            (a) For Plan Years beginning on and after the Effective Date, the Company has elected that Participating Employers shall make Safe Harbor Matching Contributions on behalf of each Eligible Participant for each payroll period in an amount equal to fifty percent (50%) of that Eligible Participant's Salary Deferral Contributions that do not exceed six percent (6%) of the Participant's Compensation for such payroll period.

            (b) Safe Harbor Matching Contributions shall be at all times one hundred percent (100%) vested.

            (c) If the Plan satisfies the conditions under Sections 4.2 and 4.4 for a Plan Year, then the Plan will be deemed to satisfy the ACP test for that Plan Year (including, with respect to Employer Matching Contributions); provided, however, that the following conditions are satisfied:

                (i)Safe Harbor Matching Contributions and Employer Matching Contributions, in the aggregate, must not be made on more than six percent (6%) of an Eligible Participant's Compensation;

                (ii) Safe Harbor Matching Contributions and Employer Matching Contributions, in the aggregate, may not exceed four percent (4%) of an Eligible Participant's Compensation;

                (iii) the Employer Matching Contribution formula may not provide a higher rate of match at higher levels of Salary Deferral Contributions; and

                (iv) Employer Matching Contributions and Safe Harbor Matching Contributions made for any Highly Compensated Employee at any rate of Salary Deferral Contributions cannot be greater than Employer Matching Contributions and Safe Harbor Matching Contributions provided for any Nonhighly Compensated Employee at the same rate of Salary Deferral Contributions.

            (d) If the ACP test must be performed because the Employer Matching Contributions and Safe Harbor Matching Contributions do not satisfy the conditions described in paragraph (c), the ACP test in Section 5.7 must be performed using current year data for the ACP of Nonhighly Compensated Employees, even if Section 5.7 specifies that prior year data is to be used.

In addition, the testing rules provided in Internal Revenue Service Notice 98-52 and any subsequent binding guidance or legislation are applicable for the ACP test in Section 5.7.

        4.4 SAFE HARBOR CONTRIBUTIONS REQUIREMENTS.

            (a) Notice Requirements. The requirements as to content and timing of the notice to be given to Eligible Participants with respect to Safe Harbor Nonelective Contributions and Safe Harbor Matching Contributions (the "Notice Requirements") are as follows:

                (i)the notice shall be sufficiently accurate and comprehensive to inform the Eligible Participant of his or her rights and obligations under the Plan and be written in a manner calculated to be understood by the average Eligible Employee;

                (ii) the notice shall describe (A) the Safe Harbor Nonelective Contributions contribution formula and/or the Safe Harbor Matching Contributions contribution formula used under the Plan (including a description of the levels of Safe Harbor Matching Contributions, if any, available under the Plan); (B) any other Contributions under the Plan (including the potential for Employer Matching Contributions) and the conditions under which such Contributions are made; (C) the plan to which Safe Harbor Nonelective Contributions will be made if not this Plan; (D) the type and amount of Compensation that may be deferred under the Plan; (E) how to make Salary Deferral Contributions, including any administrative requirements that apply to such elections; (F) the periods available under the Plan for making Salary Deferral Contribution elections; and
(G) withdrawal and vesting provisions applicable to Contributions under the Plan.

                (iii) The timing of the notice shall meet the following requirements:

                    (A) The notice must be provided within a reasonable period before the beginning of the Plan Year. If an Employee becomes eligible to participate during the Plan Year, the notice must be provided within a reasonable time before he or she becomes eligible.

                    (B) The timing of the notice will automatically be deemed to be reasonable (1) if it is given to Eligible Participants at least thirty (30) days and no more than ninety (90) days before the beginning of the Plan Year, or
(2) if a Participant who becomes eligible after the notice in (1) receives a copy of the notice no more than ninety (90) days before he or she is eligible to participate in the Plan.

            (b) Time Period for Contributions. Safe Harbor Nonelective Contributions and Safe Harbor Matching Contributions for a Plan Year shall be made no later than twelve (12) months after the last day of the Plan Year, and shall be made in accordance with the allocation and timing rules of Income Tax Regulations Sections 1.401(k)-1(b)(4) and 1.401(m)-1(b)(4)(ii)(A), respectively.

            (c) Distribution and Withdrawal Restrictions. For all purposes under the Plan, Safe Harbor Nonelective Contributions and Safe Harbor Matching Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Safe Harbor

Nonelective Contributions Account and Safe Harbor Matching Contributions Account shall not be eligible for hardship distribution under Section 6.16.

        4.5 EMPLOYER MATCHING CONTRIBUTIONS AND QUALIFIED MATCHING
CONTRIBUTIONS.

            (a) The Company may elect, subject to the provisions of paragraph
(b) below, that Participating Employers shall make Employer Matching Contributions to the Trust. Employer Matching Contributions shall be made in such amount as prescribed by the Company from time to time.

            (b) Employer Matching Contributions which would otherwise be made on behalf of a Participant may be reduced to the extent necessary to comply with the limitations of Sections 5.4, 5.7 and 5.8, and the Employer shall have no obligation to contribute such amounts to the Trust.

            (c) The Administrator may elect to treat all or a portion of Employer Matching Contributions for a Plan Year as Qualified Matching Contributions for purposes of the ADP test.

            (d) For all purposes under the Plan, Employer Matching Contributions or Qualified Matching Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Qualified Matching Contributions Account shall not be eligible for hardship distribution under Section 6.16.

        4.6 EMPLOYER DISCRETIONARY AND QUALIFIED NONELECTIVE CONTRIBUTIONS.

            (a) The Company may require Participating Employers to make Employer Discretionary Contributions, if any, in such amount as it shall determine in its sole and absolute discretion.

            (b) The Employer Discretionary Contributions and forfeitures, if applicable, for each Plan Year, if any, shall be allocated to the Employer Discretionary Contributions Accounts of all Participants who were employed by a Participating Employer on the last day of the Plan Year and who were credited with one (1) Year of Service during that Plan Year. Notwithstanding the foregoing, an Eligible Employee who incurs a Disability during the Plan Year or whose employment with the Employer terminates as a result of death or Normal Retirement or Early Retirement shall, for purposes of this Section, be deemed to have been employed by the Employer on the last day of the Plan Year. Employer Discretionary Contributions and forfeitures, if applicable, shall be allocated to each Participant entitled to share in the allocation of Employer Discretionary Contributions for a Plan Year in proportion to his or her Compensation as it relates to the aggregate Compensation of all such Participants for such Plan Year, subject to the limitations of Section 5.4.

            (c) The Company may elect to treat all or a portion of Employer Discretionary Contributions for a Plan Year as Qualified Nonelective Contributions for purposes of the ADP test and/or the ACP test.

            (d) The Company may, with respect to a Plan Year, allocate Qualified Nonelective Contributions to such Participants and in such a manner as it deems necessary or appropriate to satisfy the requirements of the Plan.

            (e) For all purposes of the Plan, Employer Discretionary Contributions and Qualified Nonelective Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Qualified Nonelective Contributions Account shall not be eligible for hardship distribution under Section 6.16.

        4.7 LIMITATIONS ON CONTRIBUTIONS. Contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. Notwithstanding the preceding sentence, to the extent necessary to provide Top Heavy minimum allocations, the Employer shall make Contributions, even if such Contributions exceed the amount deductible to the Employer under the provisions of Code Section 404.

        4.8 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS. Except as otherwise expressly provided in this Plan, Contributions shall be paid to the Trustee in such form (i.e., cash or Company Stock, or any combination thereof) and at such time as determined by the Administrator, subject to the timing requirements of applicable law.

        4.9 RECEIPT OF ASSETS FROM ANOTHER PLAN.

            (a) If directed by the Administrator, the Trustee shall accept a transfer of assets for the benefit of an Eligible Employee or group of Eligible Employees. Such assets shall be (i) received directly from the trustee of a tax-qualified plan under Code Section 401(a) and related tax-exempt trust under Code Section 501(a); (ii) an Eligible Rollover Distribution received from the Eligible Employee in accordance with Code Section 402(c); (iii) a distribution from a conduit individual retirement account received from the Eligible Employee in accordance with Code Section 402(c); or (iv) transferred in the form of a Direct Rollover from another tax-qualified plan.

            (b) Amounts attributable to elective contributions (as defined in Income Tax Regulation Section 1.401(k)-1(g)(3)), including amounts treated as elective contributions which are transferred in a plan-to-plan transfer, shall be subject to the distribution limitations provided in Income Tax Regulation
Section 1.401(k)-1(d).

            (c) Notwithstanding any provision in this Plan to the contrary, any amounts transferred to this Plan directly from the trustee of another tax-qualified plan under Code Section 401(a) and related tax-exempt trust under Code Section 501(a) shall, to the extent the benefits accrued under the transferor plan are protected benefits under Code Section 411(d)(6), be preserved under this Plan, and shall not in any way be affected, reduced or eliminated.

                                    ARTICLE V

                                    ACCOUNTS

        5.1 PARTICIPANT'S ACCOUNTS. The following separate Accounts, if applicable, shall be maintained for each Participant:

            (a) Salary Deferral Contributions Account. A Participant's Salary Deferral Contributions Account shall be credited with all amounts attributable to Salary Deferral Contributions pursuant to Section 4.1.

            (b) Safe Harbor Nonelective Contributions Account. A Participant's Safe Harbor Nonelective Contributions Account shall be credited with all amounts attributable to Safe Harbor Nonelective Contributions pursuant to Section 4.2.

            (c) Safe Harbor Matching Contributions. A Participant's Safe Harbor Matching Contributions Account shall be credited with all amounts attributable to Safe Harbor Matching Contributions pursuant to Section 4.3.

            (d) Employer Matching Contributions Account. A Participant's Employer Matching Contributions Account shall be credited with all amounts attributable to Employer Matching Contributions pursuant to Section 4.5.

            (e) Qualified Matching Contributions Account. A Participant's Qualified Matching Contributions Account shall be credited with all amounts attributable to Qualified Matching Contributions pursuant to Section 4.5.

            (f) Employer Discretionary Contributions Account. A Participant's Employer Discretionary Contributions Account shall be credited with all amounts attributable to Employer Discretionary Contributions pursuant to Section 4.6.

            (g) Qualified Nonelective Contributions Account. A Participant's Qualified Nonelective Contributions Account shall be credited with all amounts attributable to Qualified Nonelective Contributions pursuant to Section 4.6.

            (h) Rollover Contributions Account. A Participant's Rollover Contributions Account shall be credited with amounts transferred to the Plan pursuant to Section 4.9.

            (i) Quarterly Plan Account. A Participant's Quarterly Plan Account is an account maintained pursuant for funds transferred from the former Plantronics, Inc. Quarterly Profit Sharing Plan.

            (j) Pre-97 Employee 401(k) Contributions Account. A Participant's Pre-97 Employee 401(k) Contributions Account is an account maintained for Salary Deferral Contributions made by Participants prior to January 1, 1997.

            (k) Pre-97 Employer 401(k) Matching Contributions Account. A Participant's Pre-97 Employer 401(k) Matching Contributions Account is an account maintained for Employer Matching Contributions made prior to January 1, 1997.

            (l) Other Accounts. Such other Account(s) as the Administrator shall deem necessary or appropriate.

        5.2 ALLOCATION OF CONTRIBUTIONS. As of each Valuation Date, the Administrator shall allocate to the Accounts of each Participant the Contributions made on his or her behalf and, if applicable, the Rollover Contributions, since the preceding Valuation Date.

        5.3 ALLOCATION OF EARNINGS.

            (a) Participant Accounts shall be valued at their fair market value at least annually, as of a date and in a manner specified by the Administrator. The Administrator shall adjust each Account: first, to reflect any allocations made to, or any distributions or withdrawals made from, such Account since the immediately preceding Valuation Date, to the extent not previously credited or charged thereto, and second, to reflect the Earnings allocable to each Account in accordance with paragraph (b) below.

            (b) The Administrator shall maintain a separate record of all Earnings of the Trust attributable to each Participant's Account.

        5.4 SECTION 415 LIMITATIONS.

            (a) Definitions.

                (i) Annual Additions. "Annual Additions" means, with respect to each Participant, the sum of the following amounts for the Limitation Year under this Plan, any Other Plan(s), or as otherwise specified:

                    (A) Employer Contributions;

                    (B) Employee contributions;

                    (C) forfeitures;

                    (D) amounts allocated, after March 31, 1984, to the Participant's individual medical account (as defined in Code Section 415(l)(2)), which is part of a pension or annuity plan maintained by the Employer;

                    (E) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee (as defined in Code Section 19A(d)(3)) and under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer; and

                    (F) any Excess Amount applied under Paragraph (e) in the Limitation Year to reduce Employer Contributions.

        Contributions do not fail to be Annual Additions merely because they are Excess Elective Deferrals, Excess 401(k) Contributions, or Excess Matching Contributions or merely because Excess 401(k) Contributions or Excess Matching Contributions are corrected through distribution or recharacterization. Excess Elective Deferrals that are distributed in accordance with paragraph (e) below are not Annual Additions.

                (ii) Defined Contribution Dollar Limitation. "Defined Contribution Dollar Limitation" means the dollar amount specified in Code
Section 415(c)(1)(A), (Thirty-Five Thousand Dollars ($35,000) for the Plan Year beginning on April 2, 2000).

                (iii) Excess Amount. "Excess Amount" means the amount of Annual Additions which, if credited to a Participant's Account under this Plan and any Other Plan(s) for a Limitation Year, would exceed the Maximum Permissible Amount.

                (iv) Limitation Year. "Limitation Year" means the twelve
(12)-consecutive month period ending on the last day of the Plan Year. If the Limitation Year is amended to a different twelve (12)-consecutive month period, then the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made effective.

                (v)Maximum Permissible Amount. "Maximum Permissible Amount" means the maximum Annual Addition contributed or allocated to a Participant's Account under this Plan and any Other Plan(s) for any Limitation Year which shall not exceed the lesser of:

                    (A) the Defined Contribution Dollar Limitation, or

                    (B) twenty-five percent (25%) of the Participant's Section 415 Compensation for the Limitation Year. The Section 415 Compensation limitation shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(1)(1) or 419A(d)(2). If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12)-consecutive month period, then the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

                (vi) Other Plan. "Other Plan" means any other defined contribution plan to which contributions are or have been made on behalf of Participants in this Plan by one or more members of the controlled group of corporations (as determined in accordance with the ownership rules of Code
Section 1563, without regard however, to Code Section 1563(a)(4) or 1563(e)(3)(C)) and any other employer entity which constitutes an affiliated service group or is required to be aggregated with the Employer pursuant to Code
Section 414(c), 414(m) or 414(o).

            (b) Maximum Annual Additions. The amount of Annual Additions which may be credited to the Participant's Account under this Plan and any Other Plan(s) for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan or any Other Plan(s). If the Contributions that would otherwise be contributed or allocated on behalf of the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year equal the Maximum Permissible Amount.

            (c) Timing. Prior to determining the Participant's actual Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year.

            (d) Actual Section 415 Compensation. As soon as is administratively feasible after the end of the Limitation Year (or within such other period as applicable for a Participant who terminates employment and requests a distribution from the Plan), the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

            (e) Disposition of Excess Amount. If an Excess Amount exists for one or more Participants for a Limitation Year, as a result of (i) a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of this Section, (ii) an allocation of forfeitures, (iii) a reasonable error in estimating a Participant's annual Section 415 Compensation, or (iv) other facts and circumstances with respect to which the provisions of Income Tax Regulation Section 1.415-6(b)(6) are available, then, to the extent necessary, such Excess Amount shall be disposed of in the manner and in the order specified below. Except to the extent inconsistent with the provisions of any Other Plan(s): (i) whenever this Plan provides for the disposition of an Excess Amount, the disposition of an Excess Amount consisting of a particular type of contribution shall be of that type of contribution in this Plan and any Other Plan(s), and (ii) to the extent disposition of an Excess Amount is made, the Administrator shall have discretion as to whether disposition of such Excess Amount shall be made from this Plan or any Other Plan(s), or partly from each.

                (i) First, all or the necessary portion of Salary Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf which were not the subject of any Safe Harbor Matching Contributions or Employer Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes;

                (ii) Then, all or the necessary portion of Salary Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf for such Limitation Year which were entitled to Employer Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes, and no Employer Matching Contributions shall be made with respect to the distributed Salary Deferral Contributions. Accordingly, the Participant's Employer Matching Contributions for such Limitation Year are to be reduced as follows:

                    (A) to the extent the Employer Matching Contributions have not already been made on the Participant's behalf, the reduction shall be effected by making an appropriate reduction in the aggregate amount of Employer Matching Contributions to take into account the distributed Salary Deferral Contributions no longer eligible for Employer Matching Contributions; or

                    (B) to the extent the Employer Matching Contributions have already been allocated to the Participant's Employer Matching Contributions Account, then such Employer Matching Contributions (to the extent attributable to the distributed Salary Deferral Contributions) shall, together with the Earnings thereon (if applicable), be withdrawn from the Participant's Employer Matching Contributions Account and used for any Employer Matching Contributions still to be made on behalf of other Participants eligible for Employer Matching Contributions. Any Employer Matching Contributions withdrawn from the Participant's Employer Matching Contributions Account and not utilized shall be held in a suspense account and disposed of pursuant to paragraph (f) below;

                (iii) Then, all or the necessary portion of the Participant's share of Employer Discretionary Contributions for the Limitation Year shall be reduced, and if such amounts have been allocated to the Participant's Employer Discretionary Contributions Account, withdrawn from such Account, held in a suspense account and disposed of pursuant to paragraph (f) below;

                (iv) Then, all or the necessary portion of Salary Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf for such Limitation Year which were entitled to Safe Harbor Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes, and no Safe Harbor Matching Contributions shall be made with respect to the distributed Salary Deferral Contributions. Accordingly, the Participant's Safe Harbor Matching Contributions for such Limitation Year are to be reduced as follows:

                    (A) to the extent the Safe Harbor Matching Contributions have not already been made on the Participant's behalf, the reduction shall be effected by making an appropriate reduction in the aggregate amount of Safe Harbor Matching Contributions to take into account the distributed Salary Deferral Contributions no longer eligible for Safe Harbor Matching Contributions; or

                    (B) to the extent the Safe Harbor Matching Contributions have already been allocated to the Participant's Safe Harbor Matching Contributions Account, then such Safe Harbor Matching Contributions (to the extent attributable to the distributed Salary Deferral Contributions) shall, together with the Earnings thereon (if applicable), be withdrawn from the Participant's Safe Harbor Matching Contributions Account and used for any Safe Harbor Matching Contributions still to be made on behalf of other Participants eligible for Safe Harbor Matching Contributions. Any Safe Harbor Matching Contributions withdrawn from the Participant's Safe Harbor Matching Contributions Account and not utilized shall be held in a suspense account and disposed of pursuant to paragraph (f) below;

                (v) Then, all or the necessary portion of the Participant's share of Safe Harbor Nonelective Contributions for the Limitation Year shall be reduced, and if such amounts have been allocated to the Participant's Safe Harbor Nonelective Contributions Account, withdrawn from such Account, held in a suspense account and disposed of pursuant to paragraph (f) below; and

                (vi) Finally, all or the necessary portion of the Participant's allocable share of contributions and forfeitures under any Other Plan(s) (other than as set forth in paragraphs (i) through (v) above) shall be reduced in accordance with the applicable provisions of such Other Plan(s).

            (f) Suspense Account. Amounts held in the suspense account pursuant to paragraphs (e)(ii) through (e)(v) above shall be held unallocated and shall be used to reduce future Employer Contributions for each succeeding Plan Year until the suspense account is reduced to zero (0). Earnings attributable to the assets of the Trust shall be allocated to the suspense account. No contributions shall be made to this Plan or, if applicable, Other Plan(s), by the Employer while there is an outstanding balance in such suspense account. Upon the termination of the Plan, any outstanding balance in the suspense account shall revert to the Employer, or if applicable, the Participating Employer who made such Contributions to the Plan.

        5.5 DISCRIMINATION TESTING OF SALARY DEFERRAL CONTRIBUTIONS.

            (a) Definitions.

                (i) Actual Deferral Percentage ("ADP"). "Actual Deferral Percentage" or "ADP" means:

                    (A) with respect to each Eligible Participant, a percentage, calculated as the sum of the amount of (1) Salary Deferral Contributions, (2) Qualified Matching Contributions, and (3) Qualified Nonelective Contributions, made on behalf of such Eligible Participant for the Plan Year (and allocated for purposes of the ADP test), divided by such Eligible Participant's Section 415 Compensation for that Plan Year. If an Eligible Participant makes no Salary Deferral Contributions, and no Qualified Matching Contributions or Qualified Nonelective Contributions are taken into account with respect to the Eligible Participant, then the ADP of the Eligible Participant shall be zero (0); and

                    (B) the ADP for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions (and Qualified Nonelective or Qualified Matching Contributions, or both, if treated as Salary Deferral Contributions for purposes of the ADP test) allocated to his or her account under two (2) or more arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if such Salary Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, then all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Code Section 401(k).

                (ii) Average ADP. "Average ADP" means the average (expressed as a percentage) of the ADPs for all Eligible Participants in the relevant group.

                (iii) Excess 401(k) Contributions. "Excess 401(k) Contributions" means, with respect to any Plan Year, the excess of (A) the aggregate amount of Employer Contributions actually taken into account in computing the ADPs of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ADP test. Excess 401(k) Contributions shall be treated as Annual Additions under the Plan for the Plan Year that such Contributions were allocated to the affected Eligible Participant's Account.

            (b) ADP. The anti-discrimination requirements of Code Section 401(k)(3) provide that in each Plan Year one of the following ADP tests must be met:

                (i) the Average ADP for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the current Plan Year's Average ADP for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

                (ii) the Average ADP for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the current Plan Year's Average ADP for Eligible Participants who are Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2), provided that the ADP for Eligible Participants who are Highly Compensated Employees does not exceed the Average ADP for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

            (c) Corrective Procedure.

                (i) Correction of Excess 401(k) Contributions. The Administrator may take any and all steps it deems necessary or appropriate to ensure compliance with the limitations of paragraph (b) above. Such steps shall include, without limitation, one or any combination of the following:

                    (A) restrict the amount of Salary Deferral Contributions on behalf of Highly Compensated Employees;

                    (B) distribute Excess 401(k) Contributions to the Highly Compensated Employees who made such Excess 401(k) Contributions, pursuant to paragraph (c)(v) below; and/or

                    (C) treat Employer Matching Contributions or Employer Discretionary Contributions, as applicable, as Qualified Matching Contributions or Qualified Nonelective Contributions, respectively. The amount of Qualified Matching Contributions and/or Qualified Nonelective Contributions made under this Plan and taken into account as Salary Deferral Contributions for purposes of calculating the ADP test, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Qualified Matching Contributions and/or Qualified Nonelective Contributions as are needed to meet the ADP test.

                (ii) Calculation of Excess 401(k) Contributions. The amount of Excess 401(k) Contributions for Highly Compensated Employees for a Plan Year shall be calculated by the following method, under which the ADP of the Highly Compensated Employee with the highest ADP is reduced to the extent required to enable the Plan to satisfy the ADP test or to cause such Highly Compensated Employee's ADP to equal the ADP of the Highly Compensated Employee with the next highest ADP:

                    (A) the Salary Deferral Contributions of the Highly Compensated Employee with the highest ADP shall be reduced; such reduction shall continue, as necessary, until such Highly Compensated Employee's ADP equals that (those) of the Highly Compensated Employee(s) with the second highest ADP;

                    (B) following the application of paragraph (A), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, then the Contributions of (or allocations on behalf of, if applicable) Highly Compensated Employees with the highest and second highest ADPs shall be reduced, as necessary, until such Employees' ADP equals that of the Highly Compensated Employee(s) with the third highest ADP;

                    (C) following the application of paragraph (B), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, then the procedure, the beginning of which is described in paragraphs (A) and (B) above, shall continue until no further reductions are necessary; and

                    (D) amounts determined pursuant to paragraphs (A) through
(C) above shall be combined. The resulting sum shall be the Excess 401(k) Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph (iii) below.

                (iii) Allocation of Excess 401(k) Contributions. The amount of Excess 401(k) Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method:

                    (A) the Salary Deferral Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Salary Deferral Contributions shall be reduced, as necessary, until either such Highly Compensated Employee's dollar amount of Salary Deferral Contributions equals that of the Highly Compensated Employee(s) with the next highest dollar amounts of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain;

                    (B) following the application of the preceding paragraph
(A), if unallocated Excess 401(k) Contributions remain, then Salary Deferral Contributions of the Highly Compensated Employees with the highest and second highest dollar amount(s) of Salary Deferral Contributions shall be reduced, as necessary, until either such Highly Compensated Employees' dollar amount of Salary Deferral Contributions equal those of the Highly Compensated Employee(s) with the third highest dollar amount(s) of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain;

                    (C) following the application of the preceding paragraph
(B), if unallocated Excess 401(k) Contributions remain, then the procedure, the beginning of which is described in paragraphs (A) and (B), shall continue until no further reductions are necessary; and

                    (D) Excess 401(k) Contributions in an amount equal to the reduction of Salary Deferral Contributions determined in paragraphs (A) through
(C) above with respect to a Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (v) below.

                (iv) Character of Excess 401(k) Contributions. The Excess 401(k) Contributions of a Highly Compensated Employee shall be deemed to consist of Contributions and allocations as determined according to the following order:

                    (A) first, the Highly Compensated Employee's Excess 401(k) Contributions shall be deemed to consist of Salary Deferral Contributions, if any, which exceed the highest rate or amount at which Salary Deferral Contributions are matched; provided, however, such Contributions shall be offset by any Excess Elective Deferrals distributable to the Employee pursuant to
Section 5.6; and

                    (B) second, the Highly Compensated Employee's Excess 401(k) Contributions shall be deemed to consist of (1) any Salary Deferral Contributions and (2) any Employer Matching Contributions and Qualified Matching Contributions, each in proportion to the Highly Compensated Employee's total Salary Deferral Contributions, Employer Matching Contributions, and Qualified Matching Contributions for the Plan Year; provided, however, any Salary Deferral Contributions characterized as Excess 401(k) Contributions under this paragraph shall be offset by any Excess Elective Deferrals distributable to the Employee pursuant to Section 5.6 and not taken into account under paragraph (a)(i) above.

                (v) Distribution of Excess 401(k) Contributions. If, pursuant to paragraph (c)(i)(B) above, the Administrator elects to distribute Excess 401(k) Contributions, which shall then be treated as Annual Additions (adjusted for Earnings) to Highly Compensated

Employees, then the Administrator shall make such distributions in accordance with the following timing restrictions:

                    (A) on or before the date which falls two and one-half (2_) months after the last day of the Plan Year for which such Excess 401(k) Contributions were made, to avoid liability for the Federal excise tax (currently, equal to ten percent (10%) of the undistributed Excess 401(k) Contributions) and state excise tax, if applicable, which will be imposed on Excess 401(k) Contributions distributed after such date;

                    (B) in the event of a complete termination of the Plan during the Plan Year in which there are Excess 401(k) Contributions, such distributions shall be made and as soon as administratively feasible after the date of termination of the Plan, but in no event later than the close of the twelve (12)-month period immediately following such termination; and

                    (C) in any event, such Excess 401(k) Contributions shall be distributed before the last day of the Plan Year next following the Plan Year for which such Excess 401(k) Contributions were made.

                (vi) Compliance. Any adjustments to the Non-Highly Compensated Employee Average ADP for the current Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any subsequent binding guidance or legislation.

                (vii) Adjustment for Earnings. After the Administrator has determined the aggregate amount and character of Excess 401(k) Contributions to be distributed to a given Highly Compensated Employee, then that amount shall be adjusted for Earnings. Earnings shall be calculated through the end of the Plan Year, as well as for the Gap Period. For this purpose, the "Gap Period" means the period beginning on the first day of the subsequent Plan Year and ending on either the day before the date of distribution or on a date selected in accordance with the safe harbor method set forth in Income Tax Regulation
Section 1.401(k)-1(f)(4)(ii)(D). The Earnings allocable to Excess 401(k) Contributions shall be calculated by the Administrator using any reasonable method for computing the Earnings allocable to Excess 401(k) Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), and that the method shall be used consistently for all Eligible Participants, for all corrective distributions under the Plan for the Plan Year, and for allocating Earnings to Eligible Participants' Accounts.

            (d) Special Rules.

                (i) Computation of Section 415 Compensation. For purposes of this Section, an Eligible Participant's Section 415 Compensation for the entire Plan Year shall be included, whether or not he or she made Salary Deferral Contributions for the entire Plan Year.

                (ii) Coordination with Distribution of Excess Elective Deferrals. After calculation of an amount to be distributed to an Eligible Participant pursuant to the procedures discussed in paragraphs (c)(ii) and (iii) above, if the Eligible Participant in question has also made Excess Elective Deferrals during the calendar year ended within or coincident with the Plan Year, the amount actually distributed to that Eligible Participant shall be adjusted to take into account such Excess Elective Deferrals pursuant to Section 5.6.

                (iii) Aggregation of Plans. For purposes of determining whether a plan satisfies the ADP test in paragraph (a), all elective contributions that are made under two or more plans that are aggregated for purposes of Code
Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan. If two (2) or more plans are permissively aggregated for purposes of Code Section 401(k), then the aggregated plans shall also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. For Plan Years beginning after December 31, 1989, two (2) or more plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same ADP testing method. Any adjustments to the ADP of Non-Highly Compensated Employees for the prior Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding binding guidance or legislation.

        5.6 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS.

            (a) Definitions.

                (i) Elective Deferrals. "Elective Deferrals" means, with respect to any calendar year, any amount allocated to a Participant's Salary Deferral Contributions Account pursuant to Section 4.1, and any contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred compensation arrangement described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code
Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described in Code Section 501(c)(18), and any contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

                (ii) Excess Elective Deferrals. "Excess Elective Deferrals" means those Elective Deferrals that exceed the dollar limitation under Code
Section 402(g) and any Earnings allocable thereto. Excess Elective Deferrals not distributed pursuant to Section 5.4 shall be treated as Annual Additions under the Plan.

            (b) Notification by Participant of Excess Elective Deferrals. A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator in writing of the amount of such Excess Elective Deferral to be assigned to the Plan on or before March 1st of the year following the close of the Participant's taxable year in which the Excess Elective Deferrals were made. A Participant is automatically deemed to have notified the Administrator to the extent he or she has Excess Elective Deferrals arising from Salary Deferral Contributions made to the Plan and any Other Plan of the Employer.

            (c) Distribution of Excess Elective Deferrals and Forfeiture of Related Safe Harbor Matching Contributions and/or Employer Matching Contributions. Excess Elective Deferrals shall be distributed to the Participant no later than April 15th of the calendar year following the year in which the Excess Elective Deferrals were made. Safe Harbor Matching Contributions and Employer Matching Contributions made on account of such Excess Elective Deferrals shall be forfeited as soon as administratively feasible thereafter and applied to reduce future Employer Contributions.

            (d) Adjustment for Earnings. Excess Elective Deferrals, and Safe Harbor Matching Contributions and/or Employer Matching Contributions attributable thereto shall be adjusted for any Earnings. Earnings shall be calculated through the end of the taxable year of the Participant for which the Excess Elective Deferrals, and Safe Harbor Matching Contributions and/or Employer Matching Contributions attributable thereto were made. Earnings shall also be calculated for the Gap Period. For this Purpose, the "Gap Period" means the period beginning on the first day of the subsequent taxable year of the Participant and ending on either the day before the date of distribution or on a date selected in accordance with the safe-harbor method set forth in Income Tax Regulation Section 1.402(g)-1(e)(5)(iv). The Earnings allocable to such Excess Elective Deferrals, and Safe Harbor Matching Contributions and/or Employer Matching Contributions attributable thereto shall be calculated by the Administrator using any reasonable method for computing the Earnings allocable to Excess Elective Deferrals, and Safe Harbor Matching Contributions and/or Employer Matching Contributions attributable thereto; provided, however, that the method shall not violate Code Section 401(a)(4), and that method shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and for allocating Earnings to Participants' Accounts.

        5.7 DISCRIMINATION TESTING OF EMPLOYER MATCHING CONTRIBUTIONS.

            (a) Definitions.

                (i) Actual Contribution Percentage ("ACP"). "Actual Contribution Percentage" or "ACP" means:

                    (A) with respect to each Participant, the Participant's Contribution Percentage Amount, divided by his or her Section 415 Compensation for that Plan Year.

                    (B) if, however, (1) a Participant makes no Salary Deferral Contributions, and as a result, no Employer Matching Contributions are made on behalf of such Participant for the Plan Year; and (2) no Qualified Nonelective Contributions are taken into account with respect to the Participant, then the ACP of the Participant shall be zero (0).

                (ii) Aggregate Limit. "Aggregate Limit" means the sum of (A) one hundred twenty-five percent (125%) of the greater of the Average ADP of the Non-Highly Compensated Employees for the current Plan Year or the Average ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and (B) the lesser of two hundred percent (200%) or two (2) plus the lesser of such Average ADP or Average ACP. "Lesser" is substituted for "greater" in (A) above, and "greater" is substituted for "lesser" after "two (2) plus the" in (B) above, if it would result in a larger Aggregate Limit.

                (iii) Average ACP. "Average ACP" means the average of the ACPs of the Eligible Participants in a group.

                (iv) Contribution Percentage Amount. "Contribution Percentage Amount" means the sum of the Employer Matching Contributions and Qualified Matching Contributions made under the Plan on behalf of an Eligible Participant for the Plan Year. In addition, to the extent elected by the Administrator for purposes of calculating the ACP tests, "Contribution Percentage Amount" may also include Qualified Nonelective Contributions, Salary Deferral Contributions, and/or pre-tax and/or qualified nonelective contributions under Other Plans of the Employer (subject to such requirements as may be prescribed by the Secretary of the Treasury); provided, however, the amount of Qualified Nonelective Contributions, Salary Deferral Contributions and/or pre-tax contributions under Other Plans of the Employer used in calculating the ADP test may not be used in calculating the ACP test. Such Contribution Percentage Amount shall not include Employer Matching Contributions that are forfeited either to correct Excess Matching Contributions or because the Contributions to which they relate are Excess Elective Deferrals and the Employer Matching Contributions attributable thereto, or Excess 401(k) Contributions.

                (v) Excess Matching Contributions. "Excess Matching Contributions" means with respect to any Plan Year, the excess of (A) the aggregate amount of Contributions actually taken into account in computing the Average ACP of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ACP test.

            (b) ACP Test. One of the following tests shall be satisfied for each Plan Year (except as provided in paragraphs (c) and (d) below):

                (i) the Average ACP for Eligible Participants who are Highly Compensated Employees for such Plan Year shall not exceed the current Plan Year's Average ACP for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

                (ii) the Average ACP for Eligible Participants who are Highly Compensated Employees for such Plan Year shall not exceed the current Plan Year's Average ACP for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by two (2); provided, however, that the Average ACP for Eligible Participants who are Highly Compensated Employees does not exceed the Average ACP for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

            (c) Multiple Use. If one or more Highly Compensated Employee(s) participate(s) in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the

Employer and the sum of the Average ADP and Average ACP of such Highly Compensated Employee(s) subject to either or both tests exceed(s) the Aggregate Limit, then the Average ACP of such Highly Compensated Employee(s) who also participate(s) in a cash or deferred arrangement shall be reduced in the manner described in Section 5.5(c) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Matching Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the Average ADP or Average ACP of the Highly Compensated Employees does not exceed one and twenty-five hundredths (1.25) multiplied by the Average ADP and Average ACP of the Non-Highly Compensated Employees.

            (d) Special Rules.

                (i) For purposes of this Section, the ACP for any Eligible Participant who is eligible to have a Contribution Percentage Amount allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amount was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Code Section 401(m).

                (ii) In the event that this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of any such Code Section only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Participants as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee Average ACP for the current Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any subsequent binding guidance or legislation. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                (iii) For purposes of determining the ACP test, Employer Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan Year if made no later than the end of the twelve (12)-month period beginning on the day after the close of the Plan Year.

        5.8 CORRECTIVE PROCEDURE FOR DISCRIMINATORY MATCHING CONTRIBUTIONS.

            (a) The Administrator shall have the power to take any and all steps it deems necessary or appropriate to ensure compliance with the limitations described in Section 5.7, including, without limitation, the following:

                (i) to distribute vested Excess Matching Contributions to Highly Compensated Employees who received such allocations, pursuant to paragraph (e) below;

                (ii) to treat that portion of Excess Matching Contributions which consist of unvested allocations of Employer Matching Contributions to the Employer Matching Contributions Accounts of Highly Compensated Employees as amounts to be reallocated, pursuant to paragraph (d) below; and

                (iii) to limit the amount of Employer Matching Contributions allocated to the Employer Matching Contributions Accounts of Highly Compensated Employees.

            (b) Notwithstanding any contrary provisions in this Plan, if, pursuant to paragraph (a)(i) or (ii) above, the Administrator elects to distribute or reallocate Excess Matching Contributions (adjusted for Earnings), then the Administrator shall take such action on or before the date which falls two and one-half (2_) months after the last day of the Plan Year for which such Excess Matching Contributions were made, if the Employer wishes to avoid liability for the Federal excise tax (currently, equal to ten percent (10%) of undistributed and unreallocated Excess Matching Contributions) and state excise tax, if applicable, which will be imposed on Excess Matching Contributions distributed or reallocated after such date, but in any event, before the last day of the Plan Year next following the Plan Year for which such Contributions were made.

            (c) Determination of Amount of Excess Matching Contributions. The amount of Excess Matching Contributions for Highly Compensated Employees for a Plan Year shall be determined by the following method, to enable the Plan to satisfy the ACP test:

                (i) first, the allocations of Contributions taken into account in determining the ACP ("ACP Allocations") of the Highly Compensated Employee with the highest ACP shall be reduced, as necessary, until such Employee's ACP equals those of the Highly Compensated Employee(s) with the second highest ACP;

                (ii) second, following the application of paragraph (i), if it is still necessary to reduce Highly Compensated Employees' ACP Allocations, then the Contributions of Highly Compensated Employees with the highest and second highest ACPs shall be reduced, as necessary, until each affected Employee's ACP equals that (those) of the Highly Compensated Employee(s) with the third highest ACP;

                (iii) third, following the application of paragraph (ii), if it is still necessary to reduce Highly Compensated Employees' ACP Allocations, then the procedure, the beginning of which is described in paragraphs (i) and (ii), shall continue until no further reductions are necessary; and

                (iv) fourth, amounts determined pursuant to paragraphs (i) through (iii) shall be combined. The resulting sum shall be the Excess Matching Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph (d) below.

            (d) Allocation of Excess Matching Contributions. The amount of Excess Matching Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method to enable the Plan to satisfy the ACP test:

                (i) first, the ACP Allocations of the Highly Compensated Employee(s) with the highest dollar amount of ACP Allocations shall be reduced, as necessary, until either such Employee's dollar amount of ACP Allocations equals those of the Highly Compensated Employee(s) with the second highest dollar amount of ACP Allocations or until no ACP Allocations remain;

                (ii) second, following the application of paragraph (i), if unallocated ACP Allocations remain, then ACP Allocations of Highly Compensated Employees with the highest and second highest dollar amount of ACP Allocations shall be reduced, as necessary, until either each affected Employee's dollar amount of ACP Allocations equals that (those) of the Highly Compensated Employee(s) with the third highest dollar amount of ACP Allocations, or until no ACP Allocations remain;

                (iii) third, following the application of paragraph (ii), if unallocated ACP Allocations remain, the procedure, the beginning of which is outlined in paragraphs (i) and (ii), shall continue until no further reductions are necessary or until no further unallocated ACP Allocations remain; and

                (iv) fourth, Excess Matching Contributions in an amount equal to the reductions of ACP Allocations determined in paragraphs (i) through (iii) above with respect to a Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (e) below.

            (e) Distribution of Excess Matching Contributions. After the procedure outlined in paragraph (d) above is completed, all amounts of Excess Matching Contributions shall be forfeited (if forfeitable) or distributed (if distributable) to the respective Highly Compensated Employees to whose Accounts the Excess Matching Contributions were made. Excess Matching Contributions for each affected Highly Compensated Employee shall be forfeited (if forfeitable) or distributed (if distributable) from the following Accounts in the following order:

                (i) the Highly Compensated Employee's Matching Contributions Account;

                (ii) the Highly Compensated Employee's Qualified Nonelective Contributions Account;

                (iii) the Highly Compensated Employee's Qualified Matching Contributions Account; and

                (iv) the Highly Compensated Employee's Salary Deferral Contributions Account.

            (f) Adjustment for Earnings. After the Administrator has determined the aggregate amount and character, of Excess Matching Contributions to be forfeited or distributed to a given Highly Compensated Employee, then that amount shall be adjusted for Earnings. Earnings shall be calculated through the end of the Plan Year, as well as for the Gap Period. For this purpose, the "Gap Period" means the period beginning on the first day of the subsequent Plan Year and ending on either the day before the date of distribution or on a date selected in accordance with the safe harbor method set forth in Income Tax Regulation Section 1.401(m)-1(e)(3)(ii)(D). The Earnings allocable to Excess Matching Contributions shall be calculated by the Administrator using any reasonable method for computing the Earnings allocable to Excess Matching Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), and that the method shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and for allocating Earnings to Participants' Accounts.

            (g) Special Rule. Any amount distributed to a Highly Compensated Employee pursuant to this Section shall not be subject to any of the consent rules for Participants and Spouses contained in Article VI. Similarly, any such distribution shall not make that Employee liable for the Federal taxes applicable to early withdrawals under Code Section 72(t) or excess distributions under Code Section 4981A.

                                   ARTICLE VI

                      VESTING AND DISTRIBUTION OF ACCOUNTS

        6.1 VESTED INTEREST.

            (a) A Participant's interest in his or her Salary Deferral Contributions Account, Safe Harbor Nonelective Contributions Account, Safe Harbor Matching Contributions Account, Employer Matching Contributions Account, Quarterly Plan Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Pre-97 Employee 401(k) Contributions Account, Pre-97 Employer 401(k) Matching Contributions Account and Rollover Contributions Account under this Plan shall be at all times fully vested and nonforfeitable. A Participant's interest in his or her Employer Discretionary Contributions Account shall be fully vested and nonforfeitable at the Participant's Normal Retirement Date or Early Retirement Date, on the Participant's death or Disability, provided that the Participant is employed by the Employer at such time, or upon termination of the Plan. In all other cases, a Participant's interest in his or her Employer Discretionary Contributions Account shall be subject to the following vesting schedule:


              Years of Service                     Vested Percentage
              ----------------                     -----------------
              Less than 1 year                            0%
              1 year but less than 2 years               50%
              2 years or more                           100%

            (b) The crediting of service shall be subject to the following rules:

                (i) If a Participant who has voluntarily terminated or has been discharged returns to employment and is credited with an Hour of Service on or before incurring a Break in Service, that Participant shall receive credit for the time elapsed during that absence.

                (ii) If a Participant is absent for a reason other than termination or discharge and then voluntarily terminates or is discharged, the date on which that Participant must first be credited with an Hour of Service to receive credit for the time elapsed during that absence is the first anniversary of the first day of the absence.

                (iii) If a Participant has a Break in Service of five (5) years or more, then service after such Break in Service shall not be taken into account for purposes of determining the nonforfeitable percentage of the Participant's Vested Account balance which accrued prior to such Break in Service.

                (iv) If a Participant has less than one (1) Year of Service, then service prior to a Break in Service shall not be taken into account for purposes of determining the nonforfeitable percentage of the Participant's Vested Account balance if the period of severance equals or exceeds the Participant's service before such period of severance.

            (c) If the vesting schedule specified in paragraph (a) constitutes an amendment to the prior vesting schedule or is subsequently amended, then in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment. In addition, if the amended vesting schedule provides less rapid vesting, if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, then each Participant who is credited with three (3) Years of Service and whose Account would have vested more rapidly prior to the amendment, may irrevocably elect during the election period to have the nonforfeitable percentage of his or her Account calculated without regard to such amendment. For purposes of this Section, the election period shall begin the date the amendment is adopted, and shall end on the date sixty (60) days after the latest of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of the amendment by the Participating Employer or the Administrator.

        6.2 FORFEITURES.

            (a) If a Participant is required to take a distribution pursuant to
Section 6.7 (the "cash-out rule"), then, following the Participant's Severance Date, the Participant shall receive a distribution of the value of the entire vested portion of his or her Account balance in accordance with Sections 6.7 through 6.11. The nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the earlier of (i) the date on which the distribution occurs, or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service. For purposes of this Section, if the value of a Participant's vested Account balance is zero (0), then the Participant shall be deemed to have received a distribution of such vested Account balance.

            (b) If a Participant has the option to elect and does elect to receive the value of his or her vested Account balance following his or her Severance Date, in accordance with the requirements of Section 6.7, then the nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the earlier of (i) the date on which the distribution occurs, or (ii) the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service.

            (c) If a Participant has the option to elect and does not elect to receive the value of his or her vested Account balance following his or her Severance Date in accordance with the requirements of Section 6.7, then the nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1)-year Breaks in Service.

            (d) If a Participant is not fully vested in his or her Account, and that Participant receives a distribution in accordance with the requirements of
Section 6.7 and subsequently resumes employment with a Participating Employer, then that Participant's Employer Discretionary Contributions Account balance shall be restored to the amount on the Valuation Date preceding the date of distribution; provided, however, the Participant repays to the Plan the full amount of the distribution attributable to Employer Discretionary Contributions before the earlier of five (5) years after the Participant's Reemployment Commencement Date, or the date the Participant incurs five (5) consecutive one
(1)-year Breaks in Service following the date of the distribution. If a Participant is deemed to receive a distribution pursuant to paragraph (a) above, and the Participant resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive one (1)-year Breaks in Service, then, upon the Participant's Reemployment Commencement Date, the Employer Discretionary Contributions Account balance of the Participant shall be restored to the amount on the Valuation Date preceding date of such deemed distribution. The funds for effecting the restoration of the Account shall be drawn first from forfeitures, and second, from a special Contribution to the Plan made by the Participating Employer that last employed such Participant. The amount contributed to the Account for the purpose of effecting such restoration shall not be considered to be part of the Annual Addition to the Account of such Participant for the Plan Year of restoration or any subsequent Plan Year.

            (e) Any amounts forfeited pursuant to this Section, Section 5.4 or
Section 5.8 shall be applied, first, to restore Accounts pursuant to paragraph
(d) above, second, to reduce the Participating Employers' obligation to make Safe Harbor Nonelective Contributions, third, to reduce the Participating Employers' obligation to make Safe Harbor Matching Contributions, fourth, to reduce the Participating Employers' obligation to make Employer Matching Contributions, fifth, to reduce the Participating Employers' obligation to make Employer Discretionary Contributions and sixth, to pay administrative expenses under the Plan.

        6.3 EARLY RETIREMENT. A Participant who terminates employment with the Employer on or after his or her Early Retirement Date may elect to have his or her Account distributed in accordance with Sections 6.7 through 6.11.

        6.4 NORMAL RETIREMENT DATE. A Participant who terminates employment with the Employer on or after his or her Normal Retirement Date, may elect to have his or her Account distributed in accordance with Sections 6.7 through 6.11.

        6.5 DEATH BENEFITS. If a Participant or former Participant dies before the entire vested balance of his or her Account has been distributed, then the vested balance in his or her Account shall be paid to the Participant's Beneficiary in accordance with Sections 6.7 through 6.11.

        6.6 TERMINATION OF EMPLOYMENT.

        Following a Participant's Severance Date, the Participant's vested Account balance shall be distributed in accordance with Sections 6.7 through 6.11.

        6.7 COMMENCEMENT OF DISTRIBUTION.

            (a) Subject to Sections 6.8 through 6.12 below, following a Participant's Severance Date, the Participant's Account shall be distributed at a date designated by the Administrator, which designation (except as provided below) shall be determined in accordance with the Administrator's procedures, and shall be subject to the following:

            (b) Effective for distributions made during the period beginning on March 29, 1998 and ending on March 22, 1999:

                (i) if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

                (ii) if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution (or at the time of any prior distribution), then the Participant must consent, in writing, prior to the distribution.

            (c) Effective for distributions made on or after March 22, 1999:

                (i) if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture; or

                (ii) if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant must consent, in writing, prior to the distribution.

                (iii) Notwithstanding the foregoing, if a Participant has begun to receive a distribution pursuant to an optional form of benefit under which at least one (1) scheduled periodic distribution is still payable, and if the value of the Participant's vested Account balance exceeded Five Thousand Dollars ($5,000) at the time of the first distribution under that optional form of benefit, then the remaining value of the Participant's vested Account balance may not be distributed without the written consent of the Participant.

            (d) If consent is required for a distribution, then the Participant must consent in writing to the distribution before it may be made and within the ninety (90)-day period ending on the first day on which all of the events have occurred that entitle the Participant to such benefit (the "Annuity Starting Date"). If the Participant consents to the distribution, then such distribution shall include all of the Participant's vested Account balance. If the Participant does not consent in writing to the distribution, then the Participant's vested Account balance shall be held in the Trust until the maximum period permitted under paragraph (e) below. If consent to a distribution is required hereunder, then at least thirty (30) days and not more than ninety (90) days prior to the Annuity Starting Date the Administrator shall provide the Participant with a notice of the right to elect immediate distribution or the right to defer distribution until the Participant's Normal Retirement.

            (e) Unless the Participant elects otherwise by providing the Administrator with an executed written notice specifying the Participant's benefit under the Plan and the commencement date for distribution of the Participant's Account, then distribution to a Participant shall commence no later than sixty (60) days following the close of the Plan Year in which occurs the latest of:

                (i) the date the Participant attains Normal Retirement;

                (ii) the tenth (10th) anniversary of the date on which the Participant first commences participation in the Plan; or

                (iii) the Participant's Severance Date.

With the exception of distributions made pursuant to Sections (b)(i) and (c)(i) above, the failure of a Participant to consent to the distribution of a benefit that is immediately available under this Section, shall be deemed to be an election to defer commencement of a payment of any benefit to the latest possible date pursuant to this paragraph or paragraph (f) below, as applicable.

            (f) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415. In addition, upon termination of this Plan, to the extent the Plan does not offer an annuity option (to be purchased from a commercial provider) and if the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall, without the Participant's consent, be distributed in a single lump sum to the Participant. However, if the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

            (g) Notwithstanding anything to the contrary in the Plan, distribution of each Participant's Account shall begin no later than the Participant's Required Beginning Date, regardless of whether the Participant has consented to such a distribution.

            (h) If a distribution is one for which Code Sections 401(a)(11) and 417 do not apply, then such distribution may commence less than thirty (30) days after the notice required under Income Tax Regulation Section 1.411(a)-11(c) is given; provided, however, that: (i) the Administrator informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (ii) the Participant, after receiving the notice, affirmatively elects a distribution and waives the thirty (30)-day period by written notice.

        6.8 SPECIAL RULE FOR SALARY DEFERRAL CONTRIBUTIONS, SAFE HARBOR NONELECTIVE CONTRIBUTIONS, SAFE HARBOR MATCHING CONTRIBUTIONS AND QUALIFIED NONELECTIVE CONTRIBUTIONS. Salary Deferral Contributions, Safe Harbor Nonelective Contributions, Safe Harbor Matching Contributions and Qualified Nonelective Contributions, including Earnings thereon, shall also, as determined by the Company, be eligible for distribution upon:

            (a) the transfer by the Employer to any other employer of substantially all of the assets (within the meaning of Code Section 409(d)(2), as modified by Revenue Ruling 2000-27 and any subsequent binding guidance or legislation) used by the Employer in a trade or business, but only with respect to Participants who continue employment with the other employer who acquired such assets; or

            (b) the transfer by the Employer of such Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(2), as modified by Revenue Ruling 2000-27 and any subsequent binding guidance or legislation) to any other employer, but only with respect to Participants who continue employment with such transferred subsidiary, and so long as the Company maintains this Plan.

        6.9 DIRECT ROLLOVERS AND WITHHOLDING.

            (a) Definitions.

                (i) Direct Rollover. "Direct Rollover" means an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan for the benefit of a Distributee.

                (ii) Distributee. "Distributee" means a Participant, a Surviving Spouse of a deceased Participant, or a Spouse entitled to payment under a Qualified Domestic Relations Order.

                (iii) Eligible Retirement Plan. "Eligible Retirement Plan" means:

                    (A) with respect to any Distributee, an individual retirement account described in Code Section 408(a) or an individual retirement annuity (other than an endowment contract) described in Code Section 408(b); and

                    (B) in addition to paragraph (A) above and solely with respect to a Distributee who is a Participant, or a Spouse entitled to payment under a Qualified Domestic Relations Order, a qualified trust described in Code
Section 401(a), or an annuity plan described in Code Section 403(a).

                (iv) Eligible Rollover Distribution. "Eligible Rollover Distribution" means any distribution of all or any portion of the balance credited to the Account of a Distributee, except that an Eligible Rollover Distribution shall not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (B) any distribution to the extent such distribution is required under Code Section 401(a)(9); (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities); and (D) effective as of January 1, 2000, any Salary Deferral Contributions distributed as a result of a hardship distribution in accordance with Section 6.16.

            (b) General Rule. If the Distributee of any Eligible Rollover Distribution from the Plan elects to have all or a specified portion of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, and specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid, then the Eligible Rollover Distribution shall be paid to that Eligible Retirement Plan in a Direct Rollover.

        6.10 FORM OF DISTRIBUTION. Distributions shall be in the form of cash. Any Company Stock held in a Participant's Account shall be liquidated and the cash equivalent distributed.

        6.11 FORM OF BENEFIT.

            (a) Normal Form of Benefit. Benefits shall be paid to the Participant or the Participant's Beneficiary in the form of a single lump sum, unless the Participant (or, if the Participant is deceased, his or her Beneficiary) elects otherwise.

            (b) Optional Forms of Benefit. The Participant may elect substantially-equal annual installments over a specified period of years which shall not exceed the Life Expectancy of the Participant or the Joint and Last Survivor Life Expectancies of the Participant and his or her Beneficiary; provided, however, that Life Expectancy(ies) shall not be recalculated.

        6.12 MINIMUM DISTRIBUTION REQUIREMENTS.

            (a) Definitions.

                (i) Applicable Life Expectancy. "Applicable Life Expectancy" means the Life Expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, then the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall mean the first Distribution Calendar Year, or if Life Expectancy is being recalculated, the calendar year for which the distribution amount is being calculated.

                (ii) Designated Beneficiary. "Designated Beneficiary" means the individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9).

                (iii) Distribution Calendar Year. "Distribution Calendar Year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year shall mean the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year shall mean the calendar year in which distributions are required to begin pursuant to Code Section 401(a)(9).

                (iv) Five Percent Owner. "Five Percent Owner" means a Participant who, for purposes of this Section, is a five percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

                (v) Life Expectancy. "Life Expectancy" means that for purposes of this Section, life expectancy and joint and last survivor expectancy shall be computed by use of the expected return multiples in Tables V and VI of Income Tax Regulation Section 1.72-9. Unless otherwise elected by the Participant (or the Participant's Spouse in the case of distributions which begin following the Participant's death and in which the Spouse is named as the designated Beneficiary) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary shall not be recalculated.

                (vi) Participant's Benefit. "Participant's Benefit" means:

                    (A) the Participant's Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year increased by the amount of any Contributions, Rollover Contributions or forfeitures allocated to the Participant's Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                    (B) for purposes of paragraph (A) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Beginning Date, then the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                (vii) Required Beginning Date. "Required Beginning Date" means:

                    (A) for Five Percent Owners, the first day of April following the later of:

                        a) the calendar year in which the Participant attains age seventy and one-half (70-1/2), or

                        b) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant's Severance Date occurs.

        Once begun, distributions to a Five Percent Owner under this Section must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

                    (B) for Non-Five Percent Owners, the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

            (b) General Rules.

                (i) Subject to Section 6.7, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provision of this Plan.

                (ii) All distributions required under this Section shall be determined and made in accordance with the proposed Income Tax Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed Income Tax Regulation Section 1.401(a)(9)-2.

                (iii) If a Participant dies after payments have begun, then his or her remaining vested Account balance, if any, must be distributed to his or her Beneficiary at least as rapidly as under the method of distribution elected by the Participant.

                (iv) If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31st of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with paragraphs (A) or (B) below:

                    (A) if any portion of the Participant's interest is payable to a Beneficiary, then distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Beneficiary commencing on or before December 31st of the calendar year immediately following the calendar year in which the Participant died;

                    (B) if the Beneficiary is the Participant's Surviving Spouse, then the date distributions are required to begin in accordance with paragraph (A) above shall not be earlier than the later of (1) December 31st of the calendar year immediately following the calendar year in which the Participant died, or (2) December 31st of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2).

                    If the Participant has not made an election pursuant to paragraph (B) by the time of his or her death, then the Participant's Beneficiary must elect the method of distribution no later than the earlier of
(1) December 31st of the calendar year in which distributions would be required to begin under this Section, or (2) December 31st of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no

Beneficiary, or if the Beneficiary does not elect a method of distribution, then distribution of the Participant's entire interest must be completed by December 31st of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                    For purposes of this paragraph (iv), if the Surviving Spouse dies after the Participant, but before payments to such Surviving Spouse begin, the provisions of this paragraph (iv), with the exception of paragraph (B) herein, shall be applied as if the Surviving Spouse were the Participant.

                (v) For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if paragraph (iv)(B) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to paragraph
(iv)(A) above). If distribution in the form of an annuity (pursuant to an Appendix attached hereto) irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

                (vi) As of any subsequent Valuation Date, the Administrator, with the consent of the Participant (or, if applicable, his or her Beneficiary), may cause the Amount then credited to the Account of the Participant to be paid in a lump sum.

            (c) Required Distribution Date. The entire interest of a Participant shall be distributed or begin to be distributed no later than the Participant's Required Beginning Date regardless of whether the Participant specified a contrary commencement date in his or her written election.

            (d) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single-sum, shall only be made over one of the following periods (or a combination thereof):

                (i) the life of the Participant;

                (ii) the life of the Participant and a Designated Beneficiary;

                (iii) a period certain not extending beyond the Life Expectancy of the Participant; or

                (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

            (e) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in a form other than a single sum, then the following minimum distribution rules shall apply on or after the Required Beginning Date:

                (i) Individual Account.

                    (A) If a Participant's Benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary, or
(2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, then the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, shall be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                    (B) The amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy, or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of proposed Income Tax Regulation Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in paragraph (A) above as the relevant divisor without regard to proposed Income Tax Regulation Section 1.401(a)(9)-2.

                    (C) The minimum distribution required for the Participant's first Distribution Calendar Year shall be made on or before the Participant's Required Beginning Date. The minimum distribution for other Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, shall be made on or before December 31st of that Distribution Calendar Year.

        6.13 DISTRIBUTION TO MINOR OR INCOMPETENT. If any individual to whom a benefit is payable under the Plan is a minor, or if the Administrator determines that any individual to whom a benefit is payable under the Plan is incompetent to receive such payment or to give a valid release thereof, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such minor or incompetent, or a responsible adult with whom the minor or incompetent resides, or to a custodian for a minor under the Uniform Transfers to Minors Act (or other statutes of similar import), if permitted by the laws of the state in which the minor or incompetent resides. Payment to the legal guardian, parent or custodian of a minor Beneficiary shall fully discharge the Trustee, Administrator and Plan from liability on account thereof.

        6.14 BENEFICIARY DESIGNATION. If the Participant is married, then the Beneficiary shall be the Participant's Surviving Spouse and no written designation is required. However, a Participant may designate a Beneficiary other than the Participant's Spouse; provided, however: (a) the Participant's Spouse consents in writing to such designation and to the form thereof (on a form acceptable to the Administrator); (b) such Beneficiary designation may not be changed without the consent of his or her Spouse ("Spousal Consent") (or the consent of the Spouse expressly permits changes in the beneficiary designation by the Participant without any requirement of further consent by the Spouse); and (c) the Spouse's consent acknowledges the effect of such Beneficiary designation and is witnessed by a Plan representative or a notary public. Such Spousal Consent shall not be required if it is established to the satisfaction of the Administrator that the consent required under the preceding sentence cannot be obtained because there is no Spouse, the Spouse cannot be located, or such other circumstances as the Secretary of the Treasury may by Income Tax Regulations prescribe. If, at the time of the Participant's death, the Participant has no Surviving Spouse or designated Beneficiary, then the Beneficiary shall be the individual representative of the Participant's estate. If a Beneficiary who is entitled to payment under this Section dies before receiving distribution of the entire amount to which he or she is entitled, then any amount remaining shall be payable to the contingent Beneficiary named by the Participant pursuant to the requirements of this Section. If there is no such contingent Beneficiary, the remaining portion of the Participant's Account shall be payable to the beneficiary designated by the Participant's Beneficiary, or if none, to the individual representative of the Beneficiary's estate. A Participant's Beneficiary, contingent Beneficiary and any Beneficiary's beneficiary shall be bound by the terms and conditions of the Plan.

        6.15 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. If a Participant or Beneficiary who is entitled to a distribution cannot be located and the Administrator has made reasonable efforts to locate the Participant or Beneficiary, then the Participant's or Beneficiary's interest shall be forfeited and used: first, to restore any amounts previously forfeited under this Section; second, to offset the Employer's obligation to make Safe Harbor Nonelective Contributions, third, to offset the Employer's obligation to make Safe Harbor Matching Contributions, fourth, to pay administrative expenses of the Plan for the Plan Year in which the forfeiture occurs; fifth, to offset the Employer's obligation to make Employer Matching Contributions for the Plan Year in which the forfeiture occurs; and sixth, to allocate as Employer Discretionary Contributions for the Plan Year in which the forfeiture occurs. If the Participant or Beneficiary makes a written claim for the Account subsequent to the forfeiture, then the Employer shall cause the Account to be reinstated.

        6.16 HARDSHIP DISTRIBUTIONS.

            (a) Upon hardship of a Participant, the Trustee shall, upon the direction of the Administrator, make a distribution from the Participant's Salary Deferral Contributions Account (not including Earnings) and/or Rollover Contributions Account, in that order. A Participant shall be entitled to a hardship distribution only if the distribution is both (i) made on account of an immediate and heavy financial need of the Participant (as defined in paragraph
(b)), and (ii) necessary to satisfy such financial need (as defined in paragraph
(c)). The Participant shall furnish the Administrator with satisfactory proof that the hardship distribution meets the requirements of paragraphs (b) and (c).

            (b) An immediate and heavy financial need shall be deemed to include any one or more of the following:

                (i) expenses incurred or necessary for medical care (described in Code Section 213(d)) for the Participant, his or her Spouse, or any dependents of the Participant (as defined in Code Section 152);

                (ii) costs (excluding mortgage payments) relating to the purchase of a principal residence for the Participant;

                (iii) payment of tuition, related educational fees and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children, or dependents (as defined in Code Section 152); or

                (iv) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage or deed of trust on that principal residence.

            (c) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:

                (i) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                (ii) the Participant is prohibited from making Salary Deferral Contributions to this Plan for twelve (12) months after the receipt of the hardship distribution. In addition, the Participant must agree to stop making elective contributions and employee contributions to all other plans of the Employer (to the extent permissible under the terms of each such plan) for at least twelve (12) months after receipt of the hardship distribution;

                (iii) the distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                (iv) all plans maintained by the Employer limit the Participant's elective contributions for the taxable year immediately following the taxable year of the hardship distribution to the applicable limit under Code
Section 402(g) for such taxable year, less the amount of such Participant's elective contributions for the taxable year of the hardship distribution.

        6.17 LOANS.

            (a) The Administrator may direct the Trustee to make loans to Participants who are Employees and/or Beneficiaries who are parties in interest (as defined in ERISA Section 3(14)), provided that:

                (i) such loans are available to all such Participants and Beneficiaries on a reasonably equivalent basis;

                (ii) such loans are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

                (iii) such loans bear a reasonable rate of interest;

                (iv) such loans are adequately secured; and

                (v) a Participant's or Beneficiary's aggregate outstanding loans shall not exceed the lesser of (A) fifty percent (50%) of the present value of the Participant's or Beneficiary's vested Account, or (B) Fifty Thousand Dollars ($50,000) reduced by the excess, if any, of (1) the highest principal amount of the Participant's or Beneficiary's aggregate outstanding loans (including defaulted loans) at any time during the immediately preceding twelve (12) months, over the aggregate principal amount outstanding under such loans on the date the new loan is made, plus (2) the amount of unpaid accrued interest on a defaulted loan.

            (b) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs under the Plan.

            (c) Notwithstanding any contrary provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of distribution, but only if the reduction is used as repayment of the loan.

            (d) All such loans shall be subject to ERISA, the Code, and such terms and conditions not inconsistent therewith (and subject to this Section) as determined by the Administrator.

            (e) The Administrator shall adopt written policies and guidelines which establish and detail the terms of Plan loans hereunder, and which shall be deemed a part of this Plan. Such policies and guidelines may be amended by the Administrator from time to time.

        6.18 IN-SERVICE WITHDRAWALS AT AGE FIFTY-NINE AND ONE-HALF (59-1/2).

            (a) A Participant may withdraw all or a portion of the vested portion of his or her Accounts at any time subsequent to attainment of age fifty-nine and one-half (59-1/2). Any such withdrawal shall be in the amount specified by the Participant up to the value of his or her vested Account balance.

            (b) If a Participant receives a distribution under this Section from his or her partially vested Employer Discretionary Contributions Account, at any relevant time following the distribution, the Participant's vested interest in his or her Employer Discretionary Contributions Account shall be calculated in accordance with the following formula: X = P (AB + D) - D. For purposes of this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the value of the Participant's Employer Discretionary Contributions Account at the relevant time, and "D" is the amount of the distribution.

                                   ARTICLE VII

                                 ADMINISTRATION

        7.1 POWERS OF THE ADMINISTRATOR. In addition to the powers of the Administrator specified elsewhere in the Plan, the Administrator shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions, and shall have such powers as may be necessary to discharge its duties hereunder, including, without limitation, the following:

            (a) to file, or cause to be filed, all reports and distribute to Participants and Beneficiaries information required under ERISA;

            (b) to monitor the Plan's compliance with the limitations of Sections 5.4, 5.5 and 5.7 (to the extent applicable), and to maintain such records as it deems necessary to demonstrate compliance with these Sections;

            (c) to prescribe such procedures as the Administrator deems necessary and appropriate to be followed by Participants and Beneficiaries, including without limitation, designation of beneficiary, loans, hardships, Qualified Domestic Relations Orders, Rollovers, determinations of eligibility and investment elections;

            (d) to make a determination as to the right of any individual to a benefit in accordance with Article VI;

            (e) to request and receive from Employees such information as necessary for the proper administration of the Plan, including, without limitation, such information as the Administrator may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant or his or her Beneficiary;

            (f) to direct the Trustee as to the method in which, and individuals to whom, Plan assets shall be distributed;

            (g) to establish a funding and, if deemed appropriate, an investment policy;

            (h) to select investment funds or vehicles;

            (i) to receive and review reports on the financial condition of the Trust and statements of the receipts and disbursements of the Trust from the Trustee; and

            (j) to appoint or employ one or more "Investment Managers" (as defined in ERISA Section 3(38), without regard to subparagraph (A)), to render investment advice with respect to all or any part of the assets of the Plan for which the Administrator has investment discretion.

        7.2 ABSOLUTE DISCRETION OF THE ADMINISTRATOR. The Administrator (or any individual acting on its behalf) shall, in its sole and absolute discretion, construe and interpret the terms and provisions of the Plan, and any issue arising out of, relating to, or resulting from the administration and operation of the Plan, which interpretation or construction shall be final and binding on all parties, including, without limitation, any Participating Employer, Eligible Participant, Employee, Eligible Employee, Participant, Beneficiary or successors or assigns. When making a determination or calculation, the Administrator shall, in its sole and absolute discretion, be entitled to rely upon information furnished by Participating Employers, third party administrators, Participants, Beneficiaries, or other individuals acting on their behalf.

        7.3 COMMITTEE.

            (a) The Administrator has established the Committee to discharge the duties of the Administrator under the Plan. The members of the Committee shall be appointed by the Administrator, or its authorized delegate, and shall serve at the discretion of the Administrator, or its authorized delegate. An individual may be a member of the Committee regardless of whether such individual is or may be a Participant in the Plan. The Company, or its authorized delegate, may change the composition of the Committee (including, without limitation, the number of members of the Committee) from time to time.

            (b) The Committee and each of its members shall be indemnified to the extent permitted by law, from and against any and all direct and indirect liabilities, demands, claims, losses, taxes, costs and expenses, including (without limitation) reasonable attorney's fees, arising out of, relating to, or resulting from any action, inaction or conduct as a Committee member or in his or her defense, if the Company fails to provide such defense; provided, however, that (i) such Committee member shall not be indemnified and held harmless if his or her actions, inactions or conduct arise out of, relate to, or result from his or her gross negligence, bad faith, willful misconduct, or other willful violation of the law, including, without limitation, a breach of fiduciary duty under ERISA; and (ii) such member shall promptly notify the Company of any litigation involving the Plan, shall cooperate in the defense of any such lawsuit, and shall give the Company sole and exclusive authority to act on his or her behalf in the event of any such litigation or other claim or demand arising out of, relating to, or resulting from his or her action, inaction or conduct as a member of the Committee.

            (c) No fee or compensation shall be paid to any member of the Committee who is an Employee for his or her services as a member of the Committee. Any member of the Committee may be removed by the Administrator at any time for any reason. In addition, any member of the Committee may resign at any time for any reason by delivering his or her written notice of resignation to the Administrator, which shall be effective prospectively (unless otherwise agreed to by the Administrator) upon the date specified therein. If a member of the Committee, who is an Employee of the Employer, ceases his or her employment with the Employer, then he or she shall be deemed to have resigned from the Committee as of the same date as his or her cessation of employment, unless otherwise mutually agreed to by the Administrator and that Committee member.

        7.4 DOMESTIC RELATIONS ORDERS.

            (a) Definitions.

                (i) Alternate Payee. "Alternate Payee" means any Spouse, former Spouse, child or other dependent (within the meaning of Code Section 152) of a Participant who is recognized by a Domestic Relations Order as having a right to receive any immediate or deferred payment of all or a portion of the balance credited to a Participant's Account under the Plan.

                (ii) Domestic Relations Order or Order. "Domestic Relations Order" or "Order" means any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable state domestic relations laws (including community property laws), child support, alimony payments or marital property rights to an Alternate Payee.

                (iii) Qualified Domestic Relations Order. "Qualified Domestic Relations Order" means any Domestic Relations Order that meets the following requirements:

                    (A) such Order establishes (or otherwise recognizes the existence of) the right of an Alternate Payee to receive all or a portion of the vested balance credited to a Participant's Account under the Plan;

                    (B) such Order specifies (1) the name and last known mailing address of the Participant, (2) the name and last known mailing address of each Alternate Payee covered by such Order, (3) the amount or percentage of the Participant's vested account balance under the Plan payable to each such Alternate Payee or the manner in which such amount or percentage is to be calculated, and (4) any other requirement set forth in ERISA Section 206(d)(3) or Code Section 414(p); and

                    (C) such Order does not require the Plan to (1) provide any type or form of benefit or option not otherwise available to the Participant under the Plan, (2) provide increased benefits not otherwise payable to the Participant under the Plan, or (3) pay benefits to an Alternate Payee which are required to be paid to another Alternate Payee pursuant to any Qualified Domestic Relations Orders previously issued with respect to the Participant's Account under the Plan.

            (b) Notification. Upon receipt of a Domestic Relations Order, the Administrator shall promptly notify the affected Participant and each Alternate Payee of the receipt of such Order and the procedures established by the Administrator for determining whether such Order satisfies the requirements for recognition as a Qualified Domestic Relations Order. Such notice shall also advise such Participant and Alternate Payee of each of their rights to designate a representative to receive communications from the Administrator concerning the disposition of the Domestic Relations Order. Within a reasonable time after providing such notification, the Administrator shall, pursuant to such procedures, determine whether or not the Order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee (or his or her representative) of such determination.

            (c) Procedures. The Administrator shall establish reasonable procedures for determining the qualified status of Domestic Relations Orders and for effecting distributions pursuant to all such Orders which are determined to be Qualified Domestic Relations Orders.

            (d) Payment.

                (i) During the period in which the qualified status of a Domestic Relations Order is pending, the Administrator shall defer the payment of all Plan benefits affecting the Participant which are in dispute and shall separately account for all amounts which would otherwise be payable to the Alternate Payee (the "Segregated Amounts") during such period were the Order determined to be a Qualified Domestic Relations Order.

                (ii) If the Administrator determines, within eighteen (18) months after the date the first payment to the Alternate Payee would otherwise be required to be made pursuant to the terms of the Order, that such Order is a Qualified Domestic Relations Order, then the Administrator shall establish a separate Account to hold the Segregated Amounts (including any Earnings thereon) on behalf of such Alternate Payee and such Alternate Payee shall then be treated as a Participant for purposes of such Account. To the extent such Qualified Domestic Relations Order provides for the payment of the entire balance of the Segregated Amounts (including any Earnings thereon) to the Alternate Payee prior to the Participant's Severance Date, then the Administrator shall make such payment in accordance with such Order, even though the affected Participant's Severance Date has not occurred. Such payment shall be made as if the Participant's Severance Date occurred on the date on which benefits are to enter pay status under the Order. Notwithstanding the foregoing, payment to the Alternate Payee shall not be deferred beyond the date distribution to the Participant or (in the event of death) his or her Beneficiary is made or commenced.

                (iii) If the Administrator determines, within such eighteen (18) month period under paragraph (ii) above, that such Order is not a Qualified Domestic Relations Order, or if the qualified status of such Order cannot be determined prior to the expiration of such eighteen (18) month period, then the Administrator shall authorize the payment of the Segregated Amounts (including any Earnings thereon) to the individual or individuals who would have been entitled to receive such Segregated Amounts under the Plan had the Order not been issued. If such individual is the Participant, then the previously Segregated Amounts shall remain part of the Trust and shall not be distributed until the Participant becomes entitled to benefits under the Plan in accordance with the provisions of Article VI. Should there be a subsequent determination that the Order is in fact a Qualified Domestic Relations Order, then such determination shall be applied on a prospective basis only.

            (e) Hold Procedures. Notwithstanding any contrary Plan provision, prior to the receipt of a Domestic Relations Order, the Administrator may place a hold (as defined below) upon such portion of a Participant's Account, at such time and for such reasonable period of time as the Administrator may determine, if the Administrator receives notice that (1) a Domestic Relations Order is being sought by the Participant, his or her Spouse, former Spouse, child or other dependent (within the meaning of Code Section 152), and (2) the Participant's Account is likely to be a source of payment under such Order. For purposes of this paragraph, a "hold" means that no withdrawals, loans or other distributions may be made with respect to a Participant's Account. The Administrator shall notify a Participant if a hold is placed upon his or her Account pursuant to this paragraph.

                                  ARTICLE VIII

                         LEAVES OF ABSENCE AND TRANSFERS

        8.1 MILITARY LEAVE OF ABSENCE. An Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), shall, for all purposes of the Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee must apply for reemployment with the Employer and take all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided by USERRA or any similar law from time to time in force. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

        8.2 OTHER LEAVES OF ABSENCE. For all purposes of this Plan, an Employee on an Employer-approved leave of absence not described in Section 8.1 shall be considered as having continued in the employment of the Employer for the period of such leave, provided that the Employee returns to the active employment of the Employer before or at the expiration of such leave.

        8.3 TRANSFERS.

            (a) In the event that:

                (i) a Participant is transferred to employment with an Employer that is not a Participating Employer, or to employment with an Employer in a status other than as an Eligible Employee;

                (ii) an individual is transferred from employment with an Employer that is not a Participating Employer or from other employment;

                (iii) an individual is transferred from service with the Employer in a status other than as an Eligible Employee to employment with the Employer as an Eligible Employee; or

                (iv) an individual was employed by an Employer that is not a Participating Employer, terminated his or her employment and was subsequently employed by the Employer as an Eligible Employee;

            (b) then the following provisions shall apply:

                (i) transfer to employment with (A) an Employer that is not a Participating Employer, or (B) the Employer not as an Eligible Employee, shall not be considered termination of employment with the Employer, and such transferred individual shall continue to be entitled to the benefits provided in the Plan, as modified by this Section;

                (ii) any employment with an Employer which is not a Participating Employer or with the Employer not as an Eligible Employee will be deemed to be employment by the Employer;

                (iii) no amounts earned from an Employer at a time when it is not a Participating Employer or from the Employer not as an Employee shall constitute Compensation hereunder;

                (iv) no service for an Employer at a time when such individual was not an Employee shall be counted for purposes of eligibility and vesting hereunder, unless agreed to by the Company or required pursuant to a closing agreement entered into by the Employer and the Internal Revenue Service;

                (v) termination of employment with an Employer which is not a Participating Employer by an individual entitled to benefits under this Plan (other than to transfer to employment with another Employer) shall be considered as termination of employment with the Employer; and

                (vi) all other terms and provisions of this Plan shall fully apply to such individual and to any benefits to which he or she may be entitled hereunder.

                                   ARTICLE IX

                                TRUST PROVISIONS

        9.1 TRUST AGREEMENT. The Administrator may at any time select and appoint a Trustee to hold all or a portion of the assets of the Trust, and the Company shall, on its behalf and on behalf of all Participating Employers enter into a Trust Agreement. The Trust Agreement shall be a part of the Plan.

        9.2 VOTING. The Trustee shall deliver to the Administrator, or the person or persons identified by the Administrator, proxies and powers of attorney and related informational material, for any shares or other property held in the Trust. The Administrator shall have responsibility for instructing the Trustee as to voting such shares and the tendering of such shares, by proxy or in person, except to the extent such responsibility is delegated to another person, under the terms of the Plan or Trust Agreement or under an agreement between the named fiduciary of the Plan and an Investment Manager, in which case such persons shall have such responsibility. The Trustee may use agreements to effect such delivery to the Administrator or the person or persons identified by the Administrator. In no event shall the Trustee be responsible for the voting or tendering of shares of securities held in the Trust or for ascertaining or monitoring whether, or how, proxies are voted or whether the proper number of proxies is received.

                                    ARTICLE X

                                FEES AND EXPENSES

        All reasonable fees and expenses of the Administrator, the Committee and/or the Trustee incurred in the performance of their duties hereunder or under the Trust shall be charged against Participants' Accounts, unless the Employer elects to pay such fees and expenses.

                                   ARTICLE XI

                        AMENDMENT, TERMINATION OR MERGER

        11.1 AMENDMENT.

            (a) The Company shall have full power and authority to amend the provisions of the Plan for any reason at any time, either prospectively or retroactively, to such extent and in such manner as the Company shall deem advisable, in accordance with its normally established procedures. The Company may delegate such power, in whole or in part, to one or more committees (comprised of officers or other managerial personnel of the Employer) to whom administrative responsibilities may be delegated under the Plan.

            (b) The Board delegates to the Committee or any individual or committee appointed by the Administrator the full power and authority to adopt and to provide a certificate evidencing the execution of any amendment to the Plan which satisfies one of the following requirements:

                (i) the amendment is designed to clarify any provision of the Plan;

                (ii) the amendment is designed to bring the Plan into compliance with applicable law;

                (iii) the amendment is designed to ensure the continued tax-qualified status of the Plan; or

                (iv) the amendment does not have a significant financial impact on the Employer.

            (c) An amendment shall become effective, in accordance with its terms as to all Participants and all other persons having or claiming an interest under the Plan, upon the effective date specified in the instrument evidencing such amendment. However, no such amendment shall operate to: (i) cause any part of the Trust to revert to or be recoverable by the Employer or to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries (or for defraying the reasonable administrative expenses of the Plan); (ii) reduce the then outstanding balances in the Accounts of Participants; (iii) cause or effect any discrimination in favor of Highly Compensated Employees; (iv) change the duties, responsibilities or liabilities of the Trustee hereunder without the written consent of such Trustee; or (v) affect, reduce or eliminate any benefits which are protected benefits pursuant to Code Section 411(d)(6).

        11.2 TERMINATION OF PLAN

The Company may terminate this Plan at any time for any reason by resolution adopted by the Board, but the Trust may not thereby be diverted from the exclusive benefit of the Participants, their Beneficiaries, survivors or estates (other than for defraying the reasonable administrative expenses of the Plan), nor revert to the Employer, nor may any change be made to a previously allocated contribution. Upon termination or partial termination of the Plan or complete discontinuance of Employer Contributions under the Plan, the Accounts of each affected Participant shall be nonforfeitable. The Administrator shall distribute each Participant's Accounts to the Participant pursuant to Sections 6.7 through
6.11 as soon as administratively feasible after the termination.

        11.3 MERGER.

            (a) The Administrator shall have the full power and authority to effect from time to time, upon such terms and conditions deemed appropriate, the merger of any and all tax-qualified defined contribution plans and related tax-exempt trusts maintained by entities acquired by the Company into the Plan and Trust and to take any and all such actions, and prepare, execute, and deliver all such documents as may be necessary or advisable to effect any and all such plan and trust mergers.

            (b) Nothing contained herein shall prevent the merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, another plan meeting the requirements of Code Section 401(a) or the transfer to the Plan of assets or liabilities of another such plan so qualified under the Code. Any such merger, consolidation or transfer shall be accompanied by the transfer of such existing records and information as may be necessary to properly allocate such assets among Participants, including without limitation any tax or other information necessary for the Participants or persons administering the plan which is receiving such assets. The terms of such merger, consolidation or transfer must be such that (if the Plan had then terminated), the requirements of this Article would be satisfied and each Participant (or, if applicable, his or her Beneficiary) would receive a benefit immediately after the merger, consolidation or transfer equal to or greater than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer. Notwithstanding any provision in this Plan to the contrary, any amounts transferred to the Plan as a result of such merger, consolidation or transfer shall, to the extent the benefits accrued under the transferor plan are protected benefits under Code Section 411(d)(6) ("Protected Benefits"), be preserved under this Plan, and shall not in any way be affected, reduced or eliminated.

                                   ARTICLE XII

                      ADOPTION OF PLAN BY RELATED ENTITIES

        12.1 ADOPTION OF THE PLAN. An Employer may become a Participating Employer with the approval of the Committee.

        12.2 WITHDRAWAL. A Participating Employer may withdraw from the Plan at any time for any reason by giving advance written notice of its intention to withdraw to the Company and to the Administrator. Upon receipt of such withdrawal notice, the Trustee shall set aside from the Trust such cash, securities and other property as it shall deem to be equal in value to the Participating Employer's equitable share. If the Plan is to be terminated with respect to the Participating Employer, the amount set aside shall be administered according to Article X and the Trust Agreement. If the Plan is not to be terminated with respect to the Participating Employer, then the Trustee shall turn over the Participating Employer's equitable share to a trustee designated by the Participating Employer, and the cash, securities and other property shall thereafter be held and invested as a separate trust of the Participating Employer and shall be used and applied according to the terms of a new trust agreement between the Participating Employer and the trustee so designated. Neither the segregation of the Trust assets upon the withdrawal of a Participating Employer, nor the execution of a new trust agreement shall operate to permit any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants, and Beneficiaries (or for defraying the reasonable administrative expenses of the Plan).

                                  ARTICLE XIII

                                CLAIMS PROCEDURE

        13.1 RIGHT TO FILE CLAIM. Every Participant or Beneficiary shall be entitled to file with the Administrator a written claim for benefits under the Plan.

        13.2 DENIAL OF CLAIM.

            (a) If the claim is denied by the Administrator, in whole or in part, the claimant shall be furnished within ninety (90) days after the Administrator's receipt of the claim (or within one hundred eighty (180) days after such receipt if special circumstances require an extension of time) a written notice of denial of such claim containing the following:

                (i) specific reason or reasons for denial;

                (ii) specific reference to pertinent Plan provisions on which the denial is based;

                (iii) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

                (iv) an explanation of the claims review procedure.

            (b) If written notice of the denial of such claim is not furnished within the time period prescribed under paragraph (a), then the claim shall be deemed denied.

        13.3 CLAIM REVIEW PROCEDURE.

            (a) Review may be requested at any time within sixty (60) days following the date the claimant received written notice of the denial of his or her claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to act on his or her behalf. The Administrator shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

                (i) permit the claimant to review any documents that are pertinent to the claim; and

                (ii) permit the claimant to submit to the Administrator issues and comments in writing.

            (b) The decision on review by the Administrator shall be in writing and shall be issued within sixty (60) days following receipt of the request for review. The period for decision may, however, be extended up to one hundred twenty (120) days after such receipt if the Administrator determines that special circumstances require extension. The decision on review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Administrator is based.

            (c) If the decision on review by the Administrator is not furnished within the time period prescribed under paragraph (b), then the claim shall be deemed denied on review.

                                   ARTICLE XIV

                              TOP-HEAVY PROVISIONS

        14.1 PURPOSE. This Article is intended to insure that the Plan complies with Code Section 416. If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Section shall supersede any conflicting provision in the Plan.

        14.2 DEFINITIONS.

            (a) Determination Date. "Determination Date" means for any Plan Year, the last day of the preceding Plan Year.

            (b) Determination Period. "Determination Period" means the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

            (c) Key Employee. "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual Section 415 Compensation exceeds fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A); (ii) an owner (or considered an owner under Code Section 318) of one of the ten (10) largest interests in the Employer if such individual's Section 415 Compensation exceeds one hundred percent (100%) of the dollar limitation in effect under Code Section 415(c)(1)(A); (iii) a five percent (5%) owner of the Employer; or (iv) a one percent (1%) owner of the Employer who has an annual Section 415 Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). For purposes of this Section, the determination of Section 415 Compensation shall be based only on
Section 415 Compensation which is actually paid. A determination of who constitutes a Key Employee shall be made in accordance with Code Section 416(i)(1).

            (d) Non-Key Employee. "Non-Key Employee" means any Employee who is not a Key Employee, including Employees who are former Key Employees.

            (e) Permissive Aggregation Group. "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

            (f) Required Aggregation Group. "Required Aggregation Group" means:

                (i) each tax-qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated); and

                (ii) any other tax-qualified plan of the Employer which enables a plan described in paragraph (i) above to meet the requirements of Code Section 401(a)(4) or 410.

            (g) Top-Heavy Plan. "Top-Heavy Plan" means this Plan, if for any Plan Year any of the following conditions exists:

                (i) if the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

                (ii) if this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%); or

                (iii) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

            (h) Top-Heavy Ratio. "Top-Heavy Ratio" means:

                (i) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Code Section 416. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416.

                (ii) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Code Section 416. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

                (iii) for purposes of paragraphs (i) and (ii) above, the value of Account balances and the present value of accrued benefits shall be determined as of the last day of the most recent Plan Year that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section 416 for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Code Section 416. When aggregating plans the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                    The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

        14.3 MINIMUM ALLOCATION.

            (a) Except as otherwise provided in paragraphs (b) and (c) below, in any Plan Year that the Plan is Top-Heavy, Employer Contributions (other than Salary Deferral Contributions and Employer Matching Contributions included in the ADP, ACP and multiple use tests described in Sections 5.5 and 5.7) allocated to the Accounts of each Participant who is a Non-Key Employee, shall be not less than the lesser of (i) three percent (3%) of the Non-Key Employee's Section 415 Compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Contributions and forfeitures (if applicable), as a percentage of the first One Hundred Sixty Thousand Dollars ($160,000) (as adjusted by the Adjustment Factor) of Section 415 Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other provisions of the Plan, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan) or (ii)
Section 415 Compensation less than a stated amount.

            (b) The provisions in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

            (c) The provisions in paragraph (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer.

            (d) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 411(a)(3)(B) or (D).

                                   ARTICLE XV

                                  MISCELLANEOUS

        15.1 LEGAL OR EQUITABLE ACTION. If any legal or equitable action with respect to the Plan is brought by or maintained against any individual, and the results of such action are adverse to that individual, attorney's fees and all other direct and indirect expenses and costs incurred by the Participating Employer, the Administrator, the Committee, the Trustee or the Trust of defending or bringing such action shall be charged against the interest, if any, of such individual under the Plan.

        15.2 INDEMNIFICATION. Each Participating Employer indemnifies and holds harmless any of its Employees, officers and directors who may be fiduciaries of the Plan, the Administrator and each member of the Committee, from and against any and all direct and indirect liabilities, demands, claims, losses, taxes, costs and expenses, including reasonable attorney's fees, arising out of, relating to, or resulting from any action, inaction or conduct in their official capacity in the administration of this Plan or Trust or in their defense, if a Participating Employer fails to provide such defense; provided, however, that any such person shall not be indemnified and held harmless if his or her action, inaction or conduct arises out of, related to, or results from his or her gross negligence or willful misconduct, or otherwise in willful violation of the law. The indemnification provisions of this Section shall not relieve any fiduciary from any liability such individual may have under ERISA for breach of a fiduciary duty. Each Participating Employer may purchase insurance to satisfy its obligations under this Section.

        15.3 NO ENLARGEMENT OF PLAN RIGHTS. Each individual agrees, as a condition of participation in this Plan, that he or she shall look solely to the assets of the Trust for the payment of any benefit under the Plan.

        15.4 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Nothing appearing in or done pursuant to the Plan shall be construed to give any individual a legal or equitable right or interest in the assets of the Trust or distribution therefrom (except as expressly provided in the Plan), nor against any Participating Employer (except as expressly provided herein), or to create or modify any contract of employment between a Participating Employer and any Employee or to obligate a Participating Employer to continue the services of any Employee.

        15.5 INTERPRETATION. The headings contained in this Plan and in the table of contents to the Plan are for reference purposes only, and shall not affect in any way the meaning or interpretation of the Plan. The masculine pronoun shall include the feminine pronoun and the singular the plural, where the context so indicates.

        15.6 GOVERNING LAW. This Plan shall be construed, administered and governed in all respects in accordance with ERISA, the Code and other pertinent Federal laws and, to the extent not preempted by ERISA, in accordance with the laws of the State of California (irrespective of the choice of law principles of the State of California as to all matters); provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a tax-qualified plan and related tax-exempt trust under Code Sections 401(a) and 501(a), respectively.

        15.7 NON-ALIENATION OF BENEFITS. None of the benefits, payments, proceeds or claims of any Participant under the Plan shall be subject to any claim or any creditor of any Participant, and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of any Participant, nor shall any Participant have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits, payments or proceeds which he or she is or may be entitled to receive from the Plan, other than:

            (a) federal tax levies and executions on federal tax judgments;

            (b) payments made from the Accounts of a Participant in satisfaction of the rights of Alternate Payees pursuant to a Qualified Domestic Relations Order under Section 7.4;

            (c) enforcement of any security interests or offset rights applicable to the Account of a Participant pursuant to the loan provisions of
Section 6.17; or

            (d) any offset of a Participant's Account under the Plan against an amount the Participant is ordered to pay due to a judgement or settlement described in Code Section 401(a)(13)(C).

        15.8 NO REVERSION. Notwithstanding any contrary provision of the Plan (except as provided in Section 5.4), no part of the assets in the Trust shall revert to the Employer, and no part of such assets, other than that amount required to pay taxes or reasonable administrative expenses of the Plan, shall be used for any purpose other than the exclusive benefit of Employees or their Beneficiaries. However, upon the Company's request, the Trustee shall return the appropriate amount to a Participating Employer under any of the following circumstances provided, however, any such excess amounts shall be reduced to the extent there are negative Earnings attributable thereto:

            (a) the amount was all or part of an Employer Contribution which was made as a result of a mistake of fact and the amount contributed is returned to the Participating Employer within one (1) year after the date of the mistaken payment; or

            (b) the amount was all or part of an Employer Contribution which was conditioned on its deductibility under Code Section 404 and this condition is not satisfied, and the amount is returned to the Participating Employer within one (1) year after the date on which the deduction was disallowed.

        15.9 CONFLICT. In the event of any conflict between the respective provisions of the Plan and the Trust Agreement relating to the rights, obligations and duties of the Trustee, the applicable provisions of the Trust Agreement shall control. In all other cases, in the event of any conflict between the Plan and the terms of any contract or agreement issued hereunder or with respect hereto, the Plan shall control.

        15.10 SEVERABILITY. If any provision of the Plan, or the application thereof to any individual or circumstance, is deemed invalid or unenforceable by a court of competent jurisdiction, then the remainder of the Plan, or the application of such term or provision to individuals or circumstances other than those as to whom it is held invalid or unenforceable, shall not be affected thereby, and each provision of the Plan shall be valid and enforceable to the fullest extent permitted by law.

        15.11 CONDITIONAL RESTATEMENT. This Plan is restated on the express condition that it shall be considered by the Internal Revenue Service as continuing to qualify under Code Sections 401(a), 401(k), 401(m) and 501(a). In the event that the Internal Revenue Service determines that the Plan does not continue to qualify under the Code, then the restatement of the Plan shall be of no force or effect.



                          * * * * * * * * * * * * * * *